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TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Strategic Education, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐
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STRATEGIC EDUCATION, INC.
2303 Dulles Station Boulevard
Herndon, Virginia 20171
(703) 561-1600

Dear Fellow Stockholder:

        You are cordially invited to attend the 2018 Annual Meeting of Stockholders of Strategic Education, Inc. (the "Company") (f/k/a Strayer Education, Inc.), to be held at 8:00 a.m. (ET) on Tuesday, November 6, 2018, at the Company's headquarters, 2303 Dulles Station Boulevard, Herndon, Virginia, 20171.

        At this year's meeting, you will be asked:

  •
  To elect twelve directors from the nominees named in the attached proxy statement;

  •
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm;

  •
  To adopt the 2018 equity compensation plan, which increases the number of shares of common stock issuable under the plan;

  •
  To conduct an advisory vote on the compensation of the named executive officers; and

  •
  To consider any other matters that may properly come before the meeting.

        This booklet is the formal notice of the meeting, and proxy statement. The proxy statement tells you about the agenda, procedures and rules of conduct for the meeting. Importantly, it also describes how your Board operates, gives information about director candidates, and provides information about the Company, including our compensation practices.

        Your vote is important. We encourage you to cast your vote over the Internet, by telephone, or by completing and returning the enclosed proxy card before the meeting so that your shares will be represented and voted at the meeting even if you cannot attend in person.

        We look forward to seeing you at the 2018 Annual Meeting of Stockholders.

Sincerely,
ROBERT S. SILBERMAN Chairman of the Board
September 18, 2018 Attachment: Financial Summary

 FINANCIAL SUMMARY

        While all of our historical financial reports and SEC filings are available online, we know it is also helpful to owners to have basic financial and operating data at hand as they analyze material in the Proxy Statement. Below are the Selected Financial Data tables for the five years ended December 31, 2017 from our 2017 Annual Report. The tables provide key information on revenues, profitability, returns, balance sheet strength, and capital allocation.(1)

	Year Ended December 31,
	2013	2014	2015	2016	2017
	(Dollar and share amounts in thousands, except per share data)
Income Statement Data:
Revenues	$503,600	$446,041	$434,437	$441,088	$454,851

Costs and expenses:
Instruction and educational support	310,446	236,303	234,097	241,026	245,177
Marketing	75,426	66,495	70,084	79,025	82,574
Admissions advisory	20,390	16,661	16,304	17,832	19,494
General and administration	64,637	44,835	44,254	45,733	55,397

Total costs and expenses	470,899	364,294	364,739	383,616	402,642

Income from operations	32,701	81,747	69,698	57,472	52,209
Investment and other income	2	117	283	462	1,079
Interest expense	5,419	5,248	3,850	642	642

Income before income taxes	27,284	76,616	66,131	57,292	52,646
Provision for income taxes	10,859	30,260	26,108	22,490	32,034

Net income(a)	$16,425	$46,356	$40,023	$34,802	$20,612

Net income per share:
Basic	$1.55	$4.39	$3.78	$3.28	$1.93
Diluted(a)	$1.55	$4.35	$3.73	$3.21	$1.84
Weighted average shares outstanding:
Basic	10,584	10,561	10,588	10,610	10,678
Diluted(b)	10,624	10,650	10,740	10,845	11,199
Other Data:
Depreciation and amortization	$35,563	$20,630	$18,104	$17,817	$18,733
Stock-based compensation expense	$9,291	$9,453	$10,213	$10,767	$11,627
Capital expenditures	$8,726	$6,902	$12,692	$13,161	$18,051
Cash dividends per common share (paid)	$—	$—	$—	$—	$1.00
Average enrollment(c)	43,969	40,254	40,450	41,556	44,155
Strayer University Campuses(d)	100	79	76	74	71
Full-time employees(e)	1,485	1,455	1,401	1,542	1,389

(1)
The information set forth above is unaudited and has been derived from our consolidated financial statements and is qualified by reference to and should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and other information included or incorporated by reference in the Company's Annual Report on Form 10-K.

	At December 31,
	2013	2014	2015	2016	2017
	(In thousands)
Balance Sheet Data:
Cash, cash equivalents, and marketable securities	$94,760	$162,283	$106,889	$129,245	$155,933
Working capital(f)	82,182	140,316	74,761	100,704	121,282
Total assets	254,266	307,815	248,434	298,696	321,278
Long-term debt	118,750	112,500	—	—	—
Other long-term liabilities	51,456	46,248	47,987	50,483	43,015
Total liabilities	215,364	215,083	105,578	110,322	112,081
Total stockholders' equity	38,902	92,732	142,856	188,374	209,197

(a)
Adjusted net income was $32.3 million and $34.9 million for 2016 and 2017, respectively, and adjusted diluted earnings per share was $2.98 and $3.11 for 2016 and 2017, respectively. These amounts are considered non-GAAP financial measures and are described more throughly in our 2017 Annual Report.

(b)
Diluted weighted average shares outstanding include common shares issued and outstanding, and the dilutive impact of restricted stock, restricted stock units, and outstanding stock options using the Treasury Stock Method.

(c)
Reflects average student enrollment for the four academic terms for each year indicated.

(d)
Reflects number of campuses offering classes during the fourth quarter of each year indicated.

(e)
Reflects full-time employees including full-time faculty as of December 31 of each year.

(f)
Working capital is calculated by subtracting current liabilities from current assets.

STRATEGIC EDUCATION, INC.
2303 Dulles Station Boulevard
Herndon, Virginia 20171
(703) 561-1600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The 2018 Annual Meeting of Stockholders of Strategic Education, Inc. (the "Company"), will be held at the Company's headquarters, 2303 Dulles Station Boulevard, Herndon, Virginia, 20171, on Tuesday, November 6, 2018, at 8:00 a.m. (ET) for the following purposes:

  1.
  To elect twelve directors to the Board of Directors from the nominees named in the attached proxy statement to serve for a term of one year or until their respective successors are elected and qualified.

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.

  3.
  To adopt the 2018 equity compensation plan, which increases the number of shares of common stock issuable under the plan.

  4.
  To conduct an advisory vote on the compensation of the named executive officers.

  5.
  To consider and act upon such other business as may properly come before the meeting.

        THIS NOTICE IS BEING SENT TO COMMON STOCKHOLDERS OF RECORD AS OF SEPTEMBER 10, 2018. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO CAST YOUR VOTE OVER THE INTERNET, BY TELEPHONE, OR TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED ENVELOPE.

By Order of the Board of Directors
Lizette B. Herraiz Secretary

Herndon, Virginia
September 18, 2018

STRATEGIC EDUCATION, INC.
2303 Dulles Station Boulevard
Herndon, VA 20171
(703) 561-1600

PROXY STATEMENT
Annual Meeting of Stockholders
November 6, 2018

        This Proxy Statement is being furnished to holders of the common stock of Strategic Education, Inc. (the "Company"), 2303 Dulles Station Boulevard, Herndon, Virginia 20171, in connection with the solicitation on behalf of the Board of Directors of the Company (the "Board") of proxies to be voted at the 2018 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at 8:00 a.m. local time on Tuesday, November 6, 2018, at the Company's headquarters located at 2303 Dulles Station Blvd., Herndon, Virginia 20171.

        The cost of soliciting proxies will be borne by the Company. Copies of solicitation material may be furnished to brokers, custodians, nominees and other fiduciaries for forwarding to beneficial owners of shares of the Company's common stock, and normal handling charges may be paid for such forwarding service. Solicitation of proxies may be made by the Company by mail or by personal interview, telephone and facsimile by directors, officers and other management employees of the Company, who will receive no additional compensation for their services. The Company has also retained Alliance Advisors, LLC to provide proxy solicitation services for a fee of approximately $30,000, plus reimbursement of its out-of-pocket expenses.

        Any stockholder submitting a proxy pursuant to this solicitation may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Secretary of the Company at the Company's headquarters at 2303 Dulles Station Blvd., Herndon, Virginia 20171, providing a later dated proxy, or by attending the meeting and voting in person. Attending the Annual Meeting will not automatically revoke a stockholder's prior proxy.

        We began mailing this proxy statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy card on or about September 21, 2018 to all stockholders entitled to vote. At the close of business on September 10, 2018, there were 21,704,294 shares of the Company's common stock outstanding and entitled to vote at the meeting. Only common stockholders of record on September 10, 2018 will be entitled to vote at the meeting, and each share will have one vote.

Voting Information

        At the Annual Meeting votes will be counted by written ballot. A majority of the shares entitled to vote will constitute a quorum for purposes of the Annual Meeting. Under the Company's By-laws, to be elected at the Annual Meeting, a nominee for election to the Board of Directors must receive more votes cast for his or her election than votes cast against his or her election. Ratification of the appointment of the Company's independent registered public accounting firm, adoption of the 2018 equity compensation plan, approval of the advisory vote on the compensation of our named executive officers, and approval of any other business which may properly come before the Annual Meeting, or any adjournments thereof, will require the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of any matter at the Annual Meeting, including the election of directors. Proposals 2 and 4 are advisory only, and as discussed in more detail below, the voting results are not binding, although the Board of Directors will consider the results of such proposals.

        You may cast your vote over the Internet, by telephone, or by completing and returning the enclosed proxy card. Proxies properly executed and received by the Company prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting. In the absence of specific direction from a stockholder, proxies will be voted for the election of all named director nominees, and in favor of Proposals 2, 3 and 4. If a proxy indicates that all or a portion of the shares represented by such proxy are not being voted with respect to a particular proposal, such non-voted shares will not be considered present and entitled to vote on such proposal, although such shares may be considered present and entitled to vote on other proposals and will count for the purpose of determining the presence of a quorum.

        The Board of Directors of the Company has adopted a corporate governance policy concerning the "holdover" of any director not elected by a majority vote in an uncontested election. Any director who fails to receive the requisite majority vote would be required to promptly offer his or her resignation and the Board, following the recommendation of the Nominating and Corporate Governance Committee, would have up to 90 days to decide whether to accept such offer, during which time the director nominee would continue to serve on the Board as a "holdover" director. A copy of this policy is available on our website at www.strategiceducation.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDERS MEETING TO BE HELD ON NOVEMBER 6, 2018

        The proxy statement and Form 10-K are available at
 www.strategiceducation.com/investor-relations/financial-information/sec-filings/default.aspx.

PROPOSAL 1

Election of Directors

        We are requesting that the stockholders elect a Board of Directors of twelve members at the Annual Meeting.

        The Nominating and Corporate Governance Committee (the "Nominating Committee") considers many factors when evaluating candidates for the Board. The most important are true independence, business savvy, a stockholder orientation, and genuine interest in the Company. By true independence we mean the willingness to challenge a forceful, talented CEO and management team with a good track record when something is wrong or foolish. People with this trait are both very valuable and hard to find; they are inevitably of the highest character and integrity. Commercial or business savvy is also crucial—without it all the other great traits are of little help. The Nominating Committee strives for the Board to be comprised of directors with a diversity of experience and personal backgrounds. The Nominating Committee considers the prospective director's skills, specialized expertise, level of education, business experience, broad-based business acumen, experience at strategy development and policy-setting, and direct ownership of the Company's shares. The Nominating Committee focuses on the prospective director's understanding that maintaining the high academic quality of the two accredited institutions served by the Company, Strayer University and Capella University, is central to maintaining and growing the Company's value. (It is perhaps obvious, though worth noting, that the criteria for service on Strayer University's Board of Trustees and Capella University's Board of Directors, while sharing some of the same criteria as the Company, are different, and that it is important to have some individuals who can serve on both Boards effectively.) Depending upon the current needs of the Board, certain factors may be weighed more or less heavily by the Nominating Committee.

        In considering candidates for the Board, the Nominating Committee considers the entirety of each candidate's credentials and does not have any specific minimum qualifications that must be met. However, the Nominating Committee does believe that all members of the Board should have the highest character and integrity; a track record of working constructively with others; sufficient time to devote to Board matters; and no conflict of interest that would interfere with performance as a director. In addition, the Nominating Committee believes that the ability of individual Board members to work constructively together is a key element of Board effectiveness.

        The Nominating Committee will entertain recommendations from common stockholders that are submitted in writing to the Company, provided that such common stockholders (i) beneficially own more than 5% of the Company's common stock or (ii) have beneficially owned more than 1% of the Company's common stock for at least one year. Stockholders meeting such criteria may recommend candidates for consideration by the Nominating Committee by writing to Ms. Lizette B. Herraiz, Corporate Secretary, Strategic Education, Inc., 2303 Dulles Station Blvd., Herndon, Virginia 20171, giving the candidate's name, contact information, biographical data and qualifications, as well as any evidence that the stockholder satisfies the criteria set forth above. All such recommendations will be treated confidentially and brought to the attention of the Nominating Committee in a timely fashion. The Nominating Committee does not evaluate candidates differently based on who has made the proposal or recommendation.

        Once it has been determined that a candidate meets the Board's criteria on paper, there is a selection process which includes, but is not limited to, background and reference checks and interviews with not only the Nominating Committee but other board members, executive management and other professionals such as the Company's auditors or outside counsel, as deemed necessary. Stockholders who wish to formally nominate a director for election at an annual meeting of the stockholders of the Company must also comply with the Company's By-laws regarding stockholder proposals and nominations. See "Stockholder Proposals" contained in this proxy statement.

        It is intended that the votes represented by the proxies will be cast for the election as directors, for a term of one year or until their successors are chosen and qualified, of the persons listed below. The Board of Directors recommends that stockholders vote "for" the nominees listed below. Each of the nominees is currently a director of the Company. Messrs. Gilligan and Dallas, as well as Ms. Brogley, were elected to the Board on August 1, 2018, pursuant to the merger agreement between the Company and Capella Education Company after recommendation by the previous Board of Directors of Capella Education Company. The Nominating Committee thereafter considered the educational, business, and service backgrounds of the candidates, and recommended the candidates to the full Board. The following table and text presents information as of the date of this proxy statement concerning persons nominated for election as directors of the Company.

 Nominees for Common Stock Directors

Name/Title	Age	Board Committees	Year first elected to Strategic Board
Robert S. Silberman, Executive Chairman	60	—	2001
J. Kevin Gilligan, Executive Vice Chairman	63	—	2018
Robert R. Grusky,(a)(b) Director	61	Nominating	2001
Dr. Charlotte F. Beason,(b) Director	70	Nominating	1996
Rita D. Brogley,(b) Director	53	Compensation	2018
Dr. John T. Casteen, III,(b) Director	74	Nominating	2011
H. James Dallas,(b) Director	60	Audit	2018
Nathaniel C. Fick,(b) Director	41	Audit	2016
Karl McDonnell, Chief Executive Officer & Director	52	—	2011
Todd A. Milano,(b) Director	65	Compensation	1996
G. Thomas Waite, III,(b) Director	67	Audit	1996
J. David Wargo,(b) Director	64	Compensation	2001

(a)
Mr. Grusky is presently serving as the Board's Presiding Independent Director.

(b)
Independent director.

Mr. Robert S. Silberman has been a Director of the Company since March 2001. He was Chairman of the Board from February 2003 to 2013 and Chief Executive Officer from March 2001 to 2013. Mr. Silberman was named Executive Chairman of the Board in 2013. From 1995 to 2000, Mr. Silberman served in a variety of senior management positions at CalEnergy Company, Inc., including as President and Chief Operating Officer. From 1993 to 1995, Mr. Silberman was Assistant to the Chairman and Chief Executive Officer of International Paper Company. From 1989 to 1993, Mr. Silberman served in several senior positions in the U.S. Department of Defense, including as Assistant Secretary of the Army. Since 2014, he has served as a Managing Director of Equity Group Investments. He also serves on the Board of Directors of Twenty-First Century Fox, Inc., Covanta Holding Company, and Par Pacific Holdings; and is a member of the Council on Foreign Relations. Mr. Silberman holds a bachelor's degree in history from Dartmouth College and a master's degree in international policy from The Johns Hopkins University.

Mr. Silberman has been a driving force behind the evolution of the Company. He leads the Board with a deep appreciation of the Company's history, a focused strategic vision for its future, and a broad understanding of the economic, regulatory, and demographic factors affecting the Company. The Nominating Committee believes that based on his experience and expertise in business management, leadership of large organizations, financial management, public policy, governmental affairs, academic policy, educational leadership, and stewardship of stockholder capital, Mr. Silberman should serve as a director of the Company.

Mr. J. Kevin Gilligan served as the Chief Executive Officer and a member of the Board of Directors of Capella Education Company beginning in March 2009, and was appointed the Chairman of the Board of Capella Education Company in February 2010, positions he held until being appointed as Executive Vice Chairman of the Board of Strategic Education, Inc. on August 1, 2018. Mr. Gilligan is a member of the board of directors for Graco Inc., a publicly held manufacturer and supplier of fluid handling equipment, and from September 2004 until February 2009 was a member of the board for ADC Telecommunications, Inc., a publicly held global supplier of network infrastructure. Mr. Gilligan was previously the Chief Executive Officer of United Subcontractors, Inc., a nationwide construction services company, from 2004 until February 2009. United Subcontractors voluntarily filed for Chapter 11 bankruptcy on March 31, 2009 and emerged from the bankruptcy proceedings on June 30, 2009. From 2001 to 2004, Mr. Gilligan served as President and Chief Executive Officer of the Automation and Control Solutions Group of Honeywell International, a diversified technology and manufacturing company. From 2000 to 2001, Mr. Gilligan served as President of the Home and Building Control Division of Honeywell International. Mr. Gilligan also served as President of the Solutions and Services Division of Honeywell International from 1997 to 1999 and as Vice President and General Manager of the North American Region of the Home and Building Control Division from 1994 to 1997. The Nominating Committee believes that given Mr. Gilligan's vast experience as a leader in higher education, and his business and strategic planning expertise, he should serve as a director of the Company.

Mr. Robert R. Grusky is the Founder and has been the Managing Member of Hope Capital Management, LLC, an investment manager, since 2000. He co-founded New Mountain Capital, LLC, a private equity firm, in 2000 and was a Principal and Member from 2000 to 2005, and has been a Senior Advisor since then. From 1998 to 2000, Mr. Grusky served as President of RSL Investments Corporation. From 1985 to 1997, with the exception of 1990 to 1991 when he was on a leave of absence to serve as a White House Fellow and Assistant for Special Projects to the Secretary of Defense, Mr. Grusky served in a variety of capacities at Goldman, Sachs & Co., first in its Mergers & Acquisitions Department and then in its Principal Investment Area. He also serves on the Board of Directors of AutoNation, Inc. In the past five years, he has also served on the Board of Directors of AutoZone, Inc. Mr. Grusky has served on the Board since 2001, is the Chair of the Nominating Committee, and currently serves as the Presiding Independent Director. He holds a bachelor's degree in history from Union College and a master's degree in business administration from Harvard University. The Nominating Committee believes that Mr. Grusky's keen understanding of the financial markets and his extensive experience as an investment manager and executive are tremendous assets to the Board and that he should serve as a director of the Company.

Dr. Charlotte F. Beason is a consultant in education and health care administration. She was Executive Director of the Kentucky Board of Nursing from 2005 to 2012. From 2000 to 2003, Dr. Beason was Chair and Vice Chair of the Commission on Collegiate Nursing Education (an autonomous agency accrediting baccalaureate and graduate programs in nursing). From 1988 to 2004, Dr. Beason was with the Department of Veterans Affairs, first as Director of Health Professions Education Service and the Health Professional Scholarship Program, and then as Program Director, Office of Nursing Services. Dr. Beason has served on the Board since 1996 and is a member of the Nominating Committee. She is also Chairwoman of the Strayer University Board of Trustees. Dr. Beason holds a bachelor's degree in nursing from Berea College, a master's degree in psychiatric nursing from Boston University and a doctorate in clinical psychology and public practice from Harvard University. Dr. Beason's record of leadership in education, accreditation, and public administration provides the Board with insight and experience in building and maintaining the quality of Strayer University. The Nominating Committee believes that based on her experience and expertise in academic matters, educational policy, organizational administration, and governmental affairs, Dr. Beason should serve as a director of the Company.

Ms. Rita D. Brogley is an experienced executive and entrepreneur in both early stage and large public companies. She joined Facebook, Inc. in November 2016 and is the Head of Global Enterprise Partnerships for Messaging Platforms and Community Management. Prior to that, Ms. Brogley served as President and CEO of MyBuys, a marketing technology company, from 2012 until its merger with Magnetic in 2015. From 2008 to 2011, Ms. Brogley was the CEO of Amadesa, a technology provider of website testing and optimization, and from 2000 to 2002, she served as the President and CEO of Moxi Digital. Ms. Brogley served as Director of Business Development and Marketing Europe for Microsoft TV from 1997 to 2000 and was a management consultant with Bain and Company from 1995 to 1997. Ms. Brogley served on the Board of Capella Education Company from 2014 until her appointment to the Board of Strategic Education, Inc. on August 1, 2018. She is a member of the Compensation Committee. Ms. Brogley earned a B.S. from Northwestern University and an M.B.A. from the Harvard Business School. The Nominating Committee believes that based on her experience as an executive and entrepreneur in both early state and large public companies, and given her vast knowledge of strategy, business development and analytics, Ms. Brogley should serve as a director of the Company.

Dr. John T. Casteen, III is the President Emeritus and University Professor at the University of Virginia, where he teaches courses in literature, cultural history, and public policy. He served as President of the University of Virginia from 1990 through 2010. He was President of the University of Connecticut from 1985 to 1990. From 1982 to 1985, Dr. Casteen served as the Secretary of Education for the Commonwealth of Virginia. Dr. Casteen is on the board of directors of Altria, Inc. Dr. Casteen is also director of a number of charitable and privately-held business entities, including ECHO 360, and the Jamestown-Yorktown Foundation. He has chaired the boards of both the College Entrance Examination Board and the Association of American Universities. Dr. Casteen has been a member of the Board since 2011, and is on the Nominating Committee of the Board. Dr. Casteen holds a bachelor's degree, master's degree and a Ph.D. in English from the University of Virginia, as well as several honorary degrees, including degrees from the Universities of Athens (Greece) and Edinburgh (Scotland) and two community colleges in Virginia. The Nominating Committee believes that based on his experience and expertise in educational leadership, educational policy, academic affairs, and government affairs, Dr. Casteen should serve as a director of the Company.

Mr. H. James Dallas has been an independent consultant since September 2013, focusing on information technology strategy, risk, and change management through James Dallas & Associates. From March 2006 until September 2013, Mr. Dallas was with Medtronic Public Limited Company, a manufacturer of cardiac and other specialized medical devices. He was responsible for various aspects of Medtronic's operations, serving first as Medtronic's Senior Vice President and Chief Information Officer and most recently, from 2008 to 2013, as Senior Vice President, Quality and Operations. Prior to joining Medtronic, Mr. Dallas was with Georgia-Pacific Corporation, a maker of tissue, pulp, paper, packaging, building products and related chemicals, from 1984 to 2006. While at Georgia-Pacific, Mr. Dallas held various roles of increasing responsibility, ending his career with Georgia-Pacific as its Vice President and Chief Information Officer from 2002 to 2006. In addition, Mr. Dallas also serves as a director of the non-profits Grady Memorial Hospital Corporation and the Atlanta Community Food Bank. Prior to joining the Board of Strategic Education on August 1, 2018, on which he serves as a member of the Audit Committee, he served on the Board of Capella Education Company. He also serves on the boards of KeyCorp and WellCare Health Plans, Inc. Mr. Dallas holds a bachelor's degree in science from the University of South Carolina-Aiken, and a master's of business administration from Emory University. The Nominating and Corporate Governance Committee believes that with more than 30 years' experience with information technology, business strategy and risk identification and mitigation, Mr. Dallas should serve as a director of the Company.

Mr. Nathaniel C. Fick is the Chief Executive Officer of Endgame, a technology firm focusing on cybersecurity. He previously served as a Captain in the United States Marine Corps, leading infantry and reconnaissance units in combat in Afghanistan and Iraq. His book about that experience, "One Bullet Away," was a New York Times bestseller, a Washington Post "Best Book of the Year," and one of the Military Times' "Best Military Books of the Decade." Mr. Fick is a graduate of Dartmouth College, the Harvard Kennedy School, and the Harvard Business School, and serves as a Trustee of Dartmouth College. Mr. Fick was elected to the Board in 2016, and serves on the Audit Committee. The Nominating Committee believes that based on his experience and expertise in leadership, cybersecurity, and his educational background, Mr. Fick should serve as a director of the Company.

Mr. Karl McDonnell was named Chief Executive Officer of the Company in May 2013, and served as President and Chief Operating Officer from 2006 to 2013. Prior to joining the Company, Mr. McDonnell served as Chief Operating Officer of InteliStaf Healthcare, Inc., one of the nation's largest privately-held healthcare staffing firms. Prior to his tenure at InteliStaf, he served as Vice President of the Investment Banking Division at Goldman, Sachs & Co. Mr. McDonnell has held senior management positions with several Fortune 100 companies, including The Walt Disney Company. Mr. McDonnell has served on the Board since 2011. Mr. McDonnell holds a bachelor's degree from Virginia Wesleyan College and a master's degree in business administration from Duke University. The Nominating Committee believes that based on his experience and expertise in general management, leadership of large organizations, financial management and human capital development, Mr. McDonnell should serve as a director of the Company.

Mr. Todd A. Milano is President Emeritus and Ambassador of Central Penn College, where he served as President and Chief Executive Officer from 1989 to 2012. Mr. Milano has served on the Board since 1996 and is a member of the Compensation Committee of the Board. As a member of the Strayer University Board of Trustees since 1992, he has chaired Strayer University's Presidential Search Committees. Mr. Milano holds a bachelor's degree in industrial management from Purdue University. Having served on the Board for more than 20 years, Mr. Milano knows the Company's business, history, and culture of quality education. He is a leader in higher education and uses his experience to provide critical input into the Company's operations and management. The Nominating Committee believes that based on his experience and expertise in academic affairs, educational management, accrediting activities and organizational leadership, Mr. Milano should serve as a director of the Company.

Mr. G. Thomas Waite, III has been Treasurer and Chief Financial Officer of the Humane Society of the United States since 1997 and prior to that served as Controller beginning in 1993. In 1992, Mr. Waite was the Director of Commercial Management of The National Housing Partnership. Mr. Waite has served on the Board since 1996, is Chair of the Audit Committee, and is a former member of the Strayer University Board of Trustees. Mr. Waite holds a bachelor's degree in commerce from the University of Virginia and is a Certified Public Accountant. Mr. Waite is a leader in philanthropy and the non-profit sector, which is the Company's indispensable partner in fulfilling our mission of providing quality education to working adults. His experience as a chief financial officer brings to the Board a seasoned voice in matters of accounting and governance that is a tremendous asset to the Board and the committees on which he serves. The Nominating Committee believes that based on his experience and expertise in financial matters, accounting and audit, and educational management, Mr. Waite should serve as a director of the Company.

Mr. J. David Wargo has been President of Wargo and Company, Inc., an investment management company, since 1993. Mr. Wargo is a co-founder and was a Member of New Mountain Capital, LLC, from 2000 to 2008, and was a Senior Advisor there from 2008 until 2011. From 1989 to 1992, Mr. Wargo was a Managing Director and Senior Analyst of The Putnam Companies, a Boston-based investment management company. From 1985 to 1989, Mr. Wargo was a partner and held other positions at Marble Arch Partners. Mr. Wargo is also a Director of Liberty Global, Inc., Discovery Communications, Inc., Liberty Broadband Corporation, Liberty TripAdvisor Holdings, Inc., and Vobile Holdings Ltd. Mr. Wargo has served on the Board since 2001 and is Chair of the Compensation Committee of the Board. Mr. Wargo holds a bachelor's degree in physics and a master's degree in nuclear engineering, both from the Massachusetts Institute of Technology. He also holds a master's degree in management science from the Sloan School of Management, which is the business school of the Massachusetts Institute of Technology. Mr. Wargo is an expert in markets and governance and has extensive experience in developing and managing businesses. His broad-based knowledge of transactions and investments brings to the Board strong leadership, which is further enhanced by his experience on the boards of other respected publicly traded companies. The Nominating Committee believes that based on his experience and expertise in financial matters, accounting and audit, financial markets, capital allocation, and strategic planning, Mr. Wargo should serve as a director of the Company.

Director Compensation

        Director compensation is designed to:

  •
  Align with long-term stockholder interests;

  •
  Ensure the Company can attract and retain outstanding director candidates who meet the criteria outlined in this proxy statement;

  •
  Recognize the time commitments necessary to oversee the Company; and

  •
  Support the independence of thought required of a good director.

        The Nominating Committee reviews non-employee director compensation regularly and the resulting recommendations are presented to the full Board for discussion and approval. Current director compensation is as follows:

  •
  Annual Retainer.  Each eligible director is paid an annual fee of $150,000. Of this amount, at least 50% (or $75,000) of the annual fee must be paid in shares of restricted stock of the Company. Restricted stock is issued to directors on the date of the Annual Meeting as part of their annual retainer. The restricted shares vest over three years, with one-third of the shares vesting each year on the date of the Annual Meeting. Directors may choose to receive the remaining 50% of their annual retainer ($75,000) in either restricted stock or in cash, paid in quarterly installments. In the event any director retires or resigns from the Board, the Board of Directors may, in its discretion, waive the remaining vesting period(s) for all or any portion of unvested restricted shares, provided that the departing Director has served at least five years on the Board of Directors of the Company.

  •
  Additional Fees.  The Audit Committee Chair and the Presiding Independent Director receive an additional annual fee of $10,000. Members of the Audit Committee receive an additional annual fee of $5,000. The Board may also approve additional fees for other board-related service.

  •
  Reimbursement of Expenses.  Directors are reimbursed for out-of-pocket expenses incurred in connection with their attendance at Board and Committee meetings.

        As described above, a significant portion of director compensation is paid in restricted stock to align director compensation with the long term interests of stockholders. While on the Board, non-employee directors receive the same cash dividends on restricted shares as a holder of common stock should they be declared and paid in the future.

        The following table sets forth compensation for each non-employee director for the fiscal year ended December 31, 2017. Messrs. Silberman and McDonnell do not receive any additional compensation for their service as directors of the Company. Their compensation is reflected in the "Summary Compensation Table" set forth below in this proxy statement.

Director Compensation Table(a)

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(b)	Total ($)
Dr. Charlotte F. Beason	75,000	75,000	150,000
Sen. William E. Brock	75,000	75,000	150,000
Dr. John T. Casteen, III	85,000	75,000	160,000
Nathaniel C. Fick	80,000	94,645	174,645
Robert R. Grusky	75,000	75,000	150,000
Todd A. Milano	40,000	110,000	150,000
G. Thomas Waite, III	85,000	75,000	160,000
J. David Wargo	80,000	75,000	155,000

(a)
Messrs. Gilligan and Dallas, and Ms. Brogley, were not on the Board in 2017 and thus are not listed in the chart. Sen. Brock resigned from the Board on August 1, 2018, immediately prior to the effective time of the merger with Capella Education Company.

(b)
Amounts represent the aggregate grant date fair value computation in accordance with FASB ASC Topic 718.

        The following table sets forth the number of outstanding stock awards held by each non-employee director at December 31, 2017.

Outstanding Stock Awards Table

Name	Shares of Unvested Restricted Stock (#)
Dr. Charlotte F. Beason	2,390
Sen. William E. Brock	2,390
Dr. John T. Casteen, III	2,390
Nathaniel C. Fick	1,470
Robert R. Grusky	2,561
Todd A. Milano	3,608
G. Thomas Waite, III	2,390
J. David Wargo	2,390

Board Leadership Structure

        Our Board is comprised of independent members, as independence is defined under the NASDAQ Listing Standards, along with our Executive Chairman, Executive Vice Chairman, and our Chief Executive Officer. The leadership structure of the Company has varied over time as the demands of the business, the composition of the Board, and the ranks of our senior executives have changed, and the Board has utilized this flexibility to establish the most appropriate structure at any given time. We operate with a Chairman of the Board separate from the Chief Executive Officer.

        In 2018 Mr. Grusky was appointed Presiding Independent Director, and as such, runs the Board in the Chairman's absence. The Presiding Independent Director presides at meetings of the Board of Directors without the Executive Chairman, Executive Vice Chairman and the CEO present at least quarterly (at each regularly scheduled Board meeting) and solicits candid feedback on the Executive Chairman's, Executive Vice Chairman's, and the CEO's performance. The Presiding Independent Director serves as the principal liaison on Board issues between the independent directors and the Executive Chairman and has the authority to:

  •
  Call meetings of the independent directors,

  •
  Ensure the quality, quantity and timeliness of information to the Board, and

  •
  Consult and communicate with stockholders.

Risk Oversight

        The Board of Directors is ultimately responsible for the risk management of the Company; the CEO is the "Chief Risk Officer." The Board reviews and approves all annual budgets, major uses of capital, major projects, and expansion plans related to the two universities. Two members of the Board of Directors also serve as members of the governing body (the Board of Trustees) of Strayer University. The Board of Trustees is made up of nine trustees, including five trustees who are unaffiliated with the Company, two trustees who are independent members of the Company's Board of Directors, one trustee who is a member of senior leadership of the Company, and the President of Strayer University who serves as an ex officio member. Capella University's Board of Directors is comprised of ten directors, including six directors who are unaffiliated with the Company, the President of Capella University, a learner representative, a faculty representative, and one director who was previously an officer of Strayer Education. Consistent with accrediting body guidelines, the Board of Trustees of Strayer University and the Board of Directors of Capella University are responsible for the governance of their respective institutions.

        The Board and its Compensation Committee continually evaluate the Company's strategy, activities, and in particular compensation policies and practices, to protect against inappropriate risk taking. Any compensation program that seeks to pay managers for performance on behalf of owners carries some risk of overzealous performance. But paramount in the Company's compensation program is an unwavering requirement that executive conduct conform to applicable legal, regulatory, and ethical business standards. Based on its evaluation and the views of advisors, the Compensation Committee believes that the Company's executive compensation program, as described in the Compensation Discussion and Analysis section below, does not encourage inappropriate risk taking and that the Company has in place a strong culture, organization structure, and compliance policies to manage operational risk effectively.

        In addition, the Audit Committee oversees management of financial risk and our Code of Business Conduct, including monitoring conflicts of interest, and the Nominating Committee oversees the Company's corporate governance, such as director independence. In performing these functions, each Committee of the Board of Directors has full access to management, as well as the ability to engage advisors. The Board is kept abreast of the Committees' risk oversight and other activities through regular reports by each Committee Chair to the full Board of Directors.

Board Committees

        The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee, each composed entirely of independent directors. The current Committee membership is as follows:

Committee Memberships

Audit	Compensation	Nominating
G. Thomas Waite, Chair	J. David Wargo, Chair	Robert R. Grusky, Chair
Nathaniel C. Fick	Rita D. Brogley	Dr. Charlotte F. Beason
H. James Dallas	Todd A. Milano	Dr. John T. Casteen, III

  Audit Committee.

        For the year ended December 31, 2017 and through July 31, 2018, the Audit Committee was composed of Messrs. Waite (Chair), Fick, and Wargo. From August 1, 2018, to the present, the Audit Committee has been composed of Messrs. Waite (Chair), Dallas and Fick. The Audit Committee met four times during 2017.

        The Audit Committee assists the Board in its oversight of the quality and integrity of our accounting, auditing, and reporting practices. Pursuant to the Audit Committee charter, the Audit Committee performs a variety of tasks, including being directly responsible for the appointment (subject to advisory stockholder ratification), compensation, and oversight of the Company's independent registered public accounting firm. The Audit Committee also, among other things, reviews the Company's accounting policies, unaudited quarterly earnings releases, and periodic filings with the Securities and Exchange Commission (the "SEC"), including the Company's financial statements, and regularly reports to the Board of Directors. The Audit Committee relies on the expertise and knowledge of management, the internal auditor, and the independent auditors in carrying out its oversight responsibilities.

        The Audit Committee has a written charter, which was last amended on August 1, 2018. The Company will provide a copy of the Audit Committee charter to any person without charge, upon request. Persons wishing to make such a request should contact Daniel W. Jackson, Executive Vice President and Chief Financial Officer, 2303 Dulles Station Blvd., Herndon, VA 20171, (703) 561-1600. In addition, the Audit Committee charter is available on the Company's website, www.strategiceducation.com.

        The Board of Directors has determined that all of the members of the Audit Committee are independent, as independence is defined under the NASDAQ Listing Standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Board of Directors has determined that each of Messrs. Waite and Fick qualify as an "audit committee financial expert," as defined by SEC rules, based on their education, experience, and background.

        A report of the Audit Committee is included below in this proxy statement.

  Compensation Committee.

        For the year ended December 31, 2017 and through July 31, 2018, the Compensation Committee was composed of Messrs. Wargo (Chair), Brock, and Milano. From August 1, 2018, to the present, the Compensation Committee has been composed of Messrs. Wargo (Chair) and Milano, and Ms. Brogley.

        The Compensation Committee is responsible for evaluating, and recommending to the full Board for approval, the compensation of the Executive Chairman, the Chief Executive Officer, and other officers of the Company. The Compensation Committee is responsible for determining compensation policies and practices, changes in compensation and benefits for management, employee benefits, and all other matters relating to employee compensation, including matters relating to stock-based compensation, subject to the approval of the full Board.

        The Compensation Committee has the authority to retain and terminate any compensation consultant to be used by it to assist in the evaluation of director and executive compensation. During 2017 approximately $10,000 was paid to Lockton Companies, LLC to benchmark compensation for the CEO and CFO positions. The Compensation Committee may form and delegate any of its authority to one or more subcommittees as it deems appropriate. For a discussion of the role of the Executive Chairman and the CEO in determining or recommending the amount or form of executive compensation, see "Compensation Discussion and Analysis" below. The Compensation Committee met twice during 2017.

        The Compensation Committee has adopted a written charter, which was last amended on August 1, 2018, a copy of which the Company will provide to any person without charge, upon request. Persons wishing to make such a request should contact Daniel W. Jackson, Executive Vice President and Chief Financial Officer, 2303 Dulles Station Blvd., Herndon, VA 20171, (703) 561-1600. In addition, the Compensation Committee charter is available on the Company's website, www.strategiceducation.com.

        The Board has determined that all of the members of the Compensation Committee are independent, as independence is defined under the NASDAQ Listing Standards. The Board also has determined that all of the members of the Compensation Committee qualify as "non-employee" directors as defined by SEC rules and "outside directors" as defined by the Internal Revenue Code of 1986.

  Nominating Committee.

        For the year ended December 31, 2017, the Nominating Committee was composed of Dr. Casteen (Chair), Dr. Beason, and Mr. Grusky. In May of 2018, the Chair was rotated, and Mr. Grusky became the Chair. The Nominating Committee is responsible for establishing qualifications for potential directors, considering and recommending prospective candidates for Board membership, recommending the Board committee structure, making recommendations as to director independence, developing and monitoring the Company's corporate governance principles, and recommending director compensation. The Nominating Committee met three times during 2017.

        The Nominating Committee has a written charter, which was last amended August 1, 2018. The Nominating Committee charter will be made available to any person upon request without charge. Persons wishing to make such a request should contact Daniel W. Jackson, Executive Vice President and Chief Financial Officer, 2303 Dulles Station Blvd., Herndon, VA 20171, (703) 561-1600. In addition, the Nominating Committee charter is available on the Company's website, www.strategiceducation.com.

        The Board has determined that all of the members of the Nominating Committee are independent, as independence is defined under the NASDAQ Listing Standards.

Compensation Committee Interlocks and Insider Participation

        For the year ended December 31, 2017, the Compensation Committee was composed of Messrs. Wargo (Chair), Brock, and Milano. No member of the Compensation Committee was, during fiscal year 2017, an officer or employee of the Company or was formerly an officer of the Company, or had any relationship requiring disclosure by the Company as a related party transaction under applicable SEC rules. No executive officer of the Company served on any board of directors or compensation committee of any other company for which any of the Company's directors served as an executive officer at any time during fiscal year 2017.

Attendance at Meetings and Director Independence

        The Board of Directors met nine times during 2017, including five telephonic meetings. Each director attended at least 75% of the meetings of the Board and the meetings of the Board Committees on which he or she served as a member in 2017. At each regularly scheduled meeting of the Board, the independent directors met in executive session. The Board's Presiding Independent Director, which was Dr. Casteen in 2017 and is currently Mr. Grusky, presides at these executive sessions. The Company encourages all incumbent directors and director nominees to attend each annual meeting of stockholders. All directors serving at the time attended last year's annual meeting of stockholders.

        The Board of Directors consists of a majority of independent directors, as independence is defined under the NASDAQ Listing Standards. The Board of Directors has determined that all members of the Board of Directors, except for Messrs. Silberman, Gilligan, and McDonnell, are independent under these standards.

Code of Business Conduct

        The Board of Directors adopted a Code of Business Conduct in February 2004, meeting the requirements of Section 406 of the Sarbanes-Oxley Act of 2002 and applicable NASDAQ requirements. The Code of Business Conduct was last amended on August 1, 2018, and includes, among other things, provisions prohibiting directors, officers and employees from: insider trading; investing in Company-based derivative securities, including options, warrants or similar rights whose value is derived from the value of an equity security; short selling or pledging the Company's securities; and trading in the Company's securities on a short-term basis. The Company will provide to any person without charge, upon request, a copy of such Code of Business Conduct. Persons wishing to make such a request should contact Daniel W. Jackson, Executive Vice President and Chief Financial Officer, 2303 Dulles Station Blvd., Herndon, VA 20171, (703) 561-1600. In addition, the Code of Business Conduct is available on the corporate website, www.strategiceducation.com. In the event that the Company makes any amendment to, or grants any waiver from, a provision of the Code of Business Conduct that applies to the Company's principal executive officer, principal financial officer, principal accounting officer, controller, or certain other senior officers and requires disclosure under applicable SEC rules, the Company intends to disclose such amendment or waiver and the reasons for the amendment or waiver on the Company's website, www.strategiceducation.com or, as required by NASDAQ, file a Current Report on Form 8-K with the SEC reporting the amendment or waiver.

Stockholder Communication with Directors

        The Company has a process for stockholders to send communications to the Board of Directors. Any stockholder that wishes to communicate with the Board of Directors may do so by submitting correspondence in writing to the Board, in care of Lizette B. Herraiz, Corporate Secretary, Strategic Education, Inc., 2303 Dulles Station Blvd., Herndon, VA 20171, (703) 561-1600. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication." All such letters must identify the author as a stockholder. All correspondence from stockholders that (i) beneficially own more than 5% of the Company's common stock or (ii) have beneficially owned more than 1% of the Company's common stock for at least one year will be forwarded to the Board without prior review. In addition, Stockholder-Board communications from all other stockholders will be reviewed by the Chief Executive Officer and the Secretary of the Company and will be forwarded to the Board as appropriate.

Section 16(a) Beneficial Ownership Reporting Compliance

        The Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors, executive officers, and 10% stockholders to file reports of beneficial ownership of equity securities of the Company and to furnish copies of such reports to the Company. Based on a review of such reports, and upon written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 2017, all such filing requirements were met.

 BENEFICIAL OWNERSHIP OF COMMON STOCK

        The following table sets forth certain information regarding the ownership of the Company's common stock as of September 10, 2018 (except as otherwise indicated), by each person known by management of the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Company's common stock, each of the Company's directors and director nominees, its Executive Chairman, Executive Vice Chairman, CEO, and three other named executive officers and all executive officers and directors as a group. The information presented in the table is based upon the most recent filings with the SEC by those persons or upon information otherwise provided by those persons to the Company. The percentages reflected in the table for each beneficial owner are calculated based on the number of shares of common stock outstanding as of September 10, 2018, plus those shares of common stock that are subject to options held by the applicable beneficial owner that are currently exercisable or exercisable within sixty days of September 10, 2018, and those shares of common stock issuable upon the vesting of restricted stock units held by the applicable beneficial owner within sixty days of September 10, 2018.

Name of Beneficial Owner	Common Stock Beneficially Owned(a)	Common Stock Issuable within 60 days	Total	Percentage Owned
Stockholders:
BlackRock Institutional Trust Company, N.A.(b)	3,006,543	0	3,006,543	13.9%
T Rowe Price Associates, Inc.(c)	2,618,279	0	2,618,279	12.1%
The Vanguard Group(d)	2,074,728	0	2,074,728	9.6%
Directors:
Robert S. Silberman	304,795	0	304,795	1.4%
J. Kevin Gilligan	118,594	60,736	179,330	*
Dr. Charlotte F. Beason	14,458	0	14,458	*
Rita D. Brogley	4,192	0	4,192	*
Dr. John T. Casteen, III	8,419	0	8,419	*
H. James Dallas	5,819	0	5,819	*
Nathaniel C. Fick	2,386	0	2,386	*
Robert R. Grusky	13,074	0	13,074	*
Karl McDonnell	136,502	0	136,502	*
Todd A. Milano	22,813	0	22,813	*
G. Thomas Waite, III	11,867	0	11,867	*
J. David Wargo	11,008	0	11,008	*
Named Executive Officers:
Brian W. Jones	28,510	0	28,510	*
Daniel W. Jackson	42,840	0	42,840	*
Thomas J. Aprahamian	12,323	0	12,323	*
All Executive Officers and Directors (15 persons)	742,339	60,736	803,075	3.7%

*
represents amounts less than 1%

(a)
For directors and officers, the number of shares of common stock beneficially owned includes shares of restricted stock, which the holder is entitled to vote, and restricted stock units.

(b)
Based on information contained in a Schedule 13F for the quarter ended June 30, 2018, filed with the SEC on August 9, 2018. Common stock beneficially owned represents (i) 1,475,597 shares of Strayer Education, Inc. common stock held as of June 30, 2018, plus (ii) 1,530,946 shares of Strategic Education, Inc. common stock converted from 1,749,652 shares of Capella Education Company common stock held as of June 30, 2018 based on the merger conversion ratio of

  0.875 shares of Strategic Education, Inc. common stock for each share of Capella Education Company common stock. The address of BlackRock, Inc. is: 55 East 52nd Street, New York, NY 10055.

(c)
Based on information contained in a Schedule 13F for the quarter ended June 30, 2018, filed with the SEC on August 14, 2018. Common stock beneficially owned represents (i) 1,510,837 shares of Strayer Education, Inc. common stock held as of June 30, 2018, plus (ii) 1,107,442 shares of Strategic Education, Inc. common stock converted from 1,265,648 shares of Capella Education Company common stock held as of June 30, 2018 based on the merger conversion ratio of 0.875 shares of Strategic Education, Inc. common stock for each share of Capella Education Company common stock. The address of T. Rowe Price Associates, Inc. is: 100 Pratt Street, Baltimore, MD 21202.

(d)
Based on information contained in a Schedule 13F for the quarter ended June 30, 2018, filed with the SEC on August 14, 2018. Common stock beneficially owned represents (i) 1,089,199 shares of Strayer Education, Inc. common stock held as of June 30, 2018, plus (ii) 985,529 shares of Strategic Education, Inc. common stock converted from 1,126,319 shares of Capella Education Company common stock held as of June 30, 2018 based on the merger conversion ratio of 0.875 shares of Strategic Education, Inc. common stock for each share of Capella Education Company common stock. The address of The Vanguard Group is: 100 Vanguard Blvd, Malvern, PA 19355.

 EXECUTIVE COMPENSATION

        The following discussion summarizes our executive compensation program for our named executive officers ("NEOs"). For 2017, our NEOs were:

NEO	Title
Robert S. Silberman	Executive Chairman
Karl McDonnell	Chief Executive Officer & Director
Daniel W. Jackson	Chief Financial Officer
Brian W. Jones	President, Strayer University
Thomas J. Aprahamian	Chief Accounting Officer

COMPENSATION DISCUSSION AND ANALYSIS

  Executive Summary

        The Company's executive compensation program is designed to drive performance and align the long-term interests of management and our stockholders. Academic quality is the cornerstone of this program, and ultimately advances all other key metrics. The Company's policies on compensation, consistent with Department of Education regulations, seek to reward achievement of financial and academic goals, both of which are driven by the success of our academic programs. The following chart highlights key policies and objectives behind the Company's development, review, and approval of NEO compensation:

COMPENSATION OBJECTIVES

Align Interests	The Company seeks to align the thinking of our executives and directors with those of our stockholders. It does so by adopting a compensation program that incentivizes student success, regulatory compliance, and financial performance. Each of these goals is ultimately advanced by a focus on academic quality and the student experience. The Company also aligns long-term interests by setting requirements on share ownership for all Board members and named executive officers.
Attract and Retain Talent

The Company sets compensation at levels sufficient to attract and retain highly qualified and productive personnel. There are three major components of overall compensation: salary, non-equity incentive compensation, and equity grants. In order to better pay for performance, the Compensation Committee generally sets target salary at or below the midpoint of comparable companies, and incentive compensation at or above the midpoint of comparable companies.

Pay for Performance

In making decisions on whether, and at what level, to fund non-equity incentive compensation each year, the Compensation Committee looks at whether the Company met certain performance objectives determined annually by the Board of Directors. These objectives consist of both quantitative financial metrics and qualitative academic metrics. The Compensation Committee sets threshold, target, and maximum levels, which achieve a 50%, 100%, and 150% potential target payout, respectively, with reductions or increases corresponding to the percentage of target achieved between these ranges.

        The Company increases value and accountability through the following best practices:

WHAT WE DO		WHAT WE DO NOT DO
✓	Limit discretion by setting clear quantitative metrics for non-equity incentive compensation, with target payouts as a percentage of base salary for all named executive officers	X	No compensation decisions for our NEOs without oversight of independent directors
✓	Set CEO compensation to where at least 50% of target annual compensation is performance-based	X	No hedging or other investments in derivatives of the Company, and no margin purchases
✓	Include robust performance-based criteria for the vesting of equity grants to named executive officers	X	No pledging of Company securities
✓	Include double-trigger change in control vesting provisions for equity awards	X	No excise tax gross-ups upon change in control
✓	Clawback incentive compensation based on restated financial statements or performance metrics, regardless of whether the restatement is for miscalculation or misconduct	X X	No stock option re-pricing No perquisites
✓	Use a representative and relevant peer group to guide compensation	X	No executive pensions or supplemental executive retirement plan "SERP"

        In October 2017, the Audit Committee recommended to the full Board of Directors an amendment to the Code of Business Conduct to prohibit the pledging of Company securities, which the Board of Directors adopted on February 13, 2018 by amending and restating the Code of Business Conduct. As of September 10, 2018, there are no pledged shares.

  Compensation Policies and Objectives

        In accordance with the Compensation Committee charter, the Company employs the following general policies in determining executive compensation:

  •
  The Company believes that compensation of the Company's key executives should be sufficient to attract and retain highly qualified and productive personnel, as well as to enhance productivity and reward superior performance.

  •
  It is the policy of the Company that the three primary components of the Company's compensation package for named executive officers (salary, non-equity incentive compensation, and equity grants) be considered in the aggregate. In other words, the total compensation of our executive officers should be appropriate to their contributions, and the amount of each component should take into account the size of their total compensation package, even if one individual component is larger or smaller than industry average.

  •
  Consistent with Department of Education regulations, the Company seeks to reward achievement of specific corporate goals by executing for named executive officers a non-equity incentive compensation plan with specific, pre-defined corporate goals and target payouts as a percentage of salary, and equity compensation with a required vesting period and robust performance-based vesting criteria.

  •
  The criteria used by the Compensation Committee in deciding whether and/or at what level to pay non-equity incentive compensation are whether the Company met certain performance objectives set annually by the Board. The Compensation Committee makes these assessments based on the Company's annual financial statements, which are audited by the Company's independent auditing firm, PricewaterhouseCoopers LLP. Each year, the corporate objectives used to determine incentive compensation eligibility for executives are chosen by the Board of Directors from criteria which were approved by the stockholders of the Company. Criteria were approved most recently by stockholders at the 2015 Annual Meeting of Stockholders of the Company on May 5, 2015.

  •
  One of the Company's guiding principles is that its officers and directors think like owners. To this end, the Company adopted a requirement that within three years of hiring, promotion, or being appointed to the Board, senior officers and members of the Board of Directors own shares equal to the amounts shown in the table below. The Board reviews compliance with this policy consistent with historic share ownership, market price fluctuations, and other factors.

Title	Required Share Ownership
Executive Chairman	5x Annual Salary
Chief Executive Officer	5x Annual Salary
Executive Vice President	3x Annual Salary
Senior Vice President	2x Annual Salary
Board of Directors	3x Annual Retainer
  •
  In determining compensation levels at the Company for 2017, the Compensation Committee compared executive compensation at the Company to that of the following ten publicly traded companies which own education assets: American Public Education, Inc., Bridgepoint Education, Capella Education Company, Career Education Corporation, Adtalem Global Education, Inc., Grand Canyon Education, Inc., Laureate Education, Inc., K12, Inc., Lincoln Education Services, and Universal Technical Institute. The Compensation Committee also compared executive compensation at the Company to companies in other industries that are similar in revenue, market capitalization, and growth profile.

  •
  The Compensation Committee generally sets salary targets at or below the midpoint of comparable companies, and incentive compensation targets (both non-equity and stock-based) at or above the midpoint of comparable companies. This mix of compensation ensures that a greater proportion of executive pay is based on actual performance of the Company. If, in the Board's judgment, the midpoint or upper quartile calculations of the comparable companies yield too high a compensation level, the Board will not match these levels, but instead will make reasoned judgments to establish the Company's executive compensation at levels it deems more appropriate.

  Stockholder Outreach

        The Company values our stockholders' opinions on the effectiveness of our compensation program. At the 2017 Annual Meeting of Stockholders, more than 85% of the votes cast were cast in favor of the advisory resolution to approve the 2016 compensation for the Company's named executive officers. The Company believes this vote reflected general stockholder approval of the Company's overall pay practices and the absence of any practices that stockholders consider problematic. Additionally, the Company took a number of steps in recent years to enhance our compensation program based on stockholder feedback and expectations:

  •
  Engaged stockholders to receive more and continuing feedback on our compensation program;

  •
  Established a non-equity incentive compensation plan for all NEOs, with target payouts designated as a percentage of base salary, thereby replacing the previous discretionary bonus system;

  •
  Added new, robust performance criteria for the vesting of all performance-based equity awards granted in 2017 and thereafter;

  •
  Provided more transparency to the actual performance objectives established by the Board; and

  •
  Provided additional disclosures regarding the objectives and targets used to make determinations on compensation.

        Throughout 2017, the Company continued our practice of year-round stockholder engagement related to business highlights and governance. At various times during the year, we met in-person or conducted calls with representatives from 15 different institutional investors, who collectively own over 53% of the Company's outstanding shares. The Compensation Committee values stockholder feedback provided through both the voting at the annual meeting of stockholders and stockholder outreach, and will continue to consider stockholder feedback in the future

  Who Determines Compensation?

        Each year, the Board of Directors sets a number of goals and objectives for the Company's business, including both financial and academic criteria. From these Company goals and objectives, the Compensation Committee designates certain quantitative and qualitative goals to establish performance expectations associated with non-equity incentive compensation. For NEOs other than Mr. Jones, quantitative financial metrics make up 75% of non-equity incentive compensation, and qualitative academic metrics account for the remaining 25%. For Mr. Jones, the President of Strayer University, quantitative financial metrics make up 30% of non-equity incentive compensation, and qualitative academic metrics make up the remaining 70%. For each quantitative goal, the Compensation Committee sets a target performance level that, if met, would result in a 100% target performance payout. If actual performance is above the target level, the performance payout is up to 150% of the target payout. The Compensation Committee also sets threshold levels. If actual performance is below the target level but above the threshold level, non-equity incentive compensation is reduced to correspond to the percentage of target achieved. The Compensation Committee retains discretion to reduce such pay even further. As discussed further below in the "2017 Compensation Decisions" section, the Compensation Committee determined the non-equity incentive compensation payouts for 2017 to be 56.25% of target for Messrs. McDonnell, Silberman, Jackson and Aprahamian because the Company's performance met the qualitative metrics and exceeded the target payout level for the Revenue metric, but did not meet the threshold levels for the other quantitative metrics. For Mr. Jones, whose non-equity incentive compensation is more heavily weighted to qualitative academic metrics than quantitative financial metrics, the Compensation Committee determined the non-equity performance payout for 2017 to be 82.5% of target.

        In accordance with the Compensation Committee charter, compensation for the Company's Executive Chairman and its CEO (and, in the future, the Executive Vice Chairman) is determined by the Compensation Committee, subject to approval of the Company's Board of Directors (excluding the Executive Chairman and the CEO, who are also directors). In making its determination on Executive Chairman and CEO compensation, the Compensation Committee reviews a number of factors, including but not limited to:

  •
  The Company's achievement of annual goals and objectives, both quantitative and qualitative, set by the full Board of Directors in the preceding year;

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  The long-term performance of the Company; and

  •
  CEO compensation levels at comparable companies.

        For the other named executive officers, the Compensation Committee reviews, approves, and recommends to the full Board compensation based on:

  •
  Performance of the named executive officers in light of relevant goals and objectives approved by the Compensation Committee and the annual goals and objectives established by the Board in the preceding year (and, for Mr. Jones, additional academic objectives approved by the Board of Trustees of Strayer University);

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  Executive compensation levels at comparable companies; and

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  The recommendations of the Executive Chairman and the CEO.

        The Executive Chairman and the CEO provide recommendations for named executive officer compensation (other than themselves) to the Compensation Committee based on a review and analysis of each officer's performance and contributions to the Company. For Mr. Jones, the Compensation Committee also considers the recommendations of Strayer University's Board of Trustees. While the Compensation Committee considers all of these recommendations, the Compensation Committee independently evaluates the recommendations for purposes of making its final recommendations to the full Board.

        The Compensation Committee meets in the beginning of each year to review financial performance, to determine non-equity incentive compensation for the prior fiscal year, to consider equity awards, and to set executive officer salaries for the next fiscal year. The Compensation Committee meets again during the year, as may be required, to address compensation and equity grant issues for new officers and directors, to make equity grants as long-term compensation, and to make other determinations or recommendations with respect to employee benefit plans and related matters.

  Identification and Analysis of 2017 Compensation Programs

        During 2017, the Company's executive compensation program included salaries, non-equity incentive compensation, discretionary bonuses for NEOs engaged in the merger with Capella Education Company, as discussed below, and long-term compensation in the form of restricted stock awarded under the Company's 2015 Equity Compensation Plan.

  •
  Salary:  Salaries for executives other than the Executive Chairman and the CEO are reviewed, approved, and recommended to the full Board annually by the Compensation Committee upon recommendation of the Executive Chairman and the CEO. The Executive Chairman's and the CEO's salaries are specified in their employment agreements (see "Employment Agreements with Mr. Silberman and Mr. McDonnell" and "Potential Payments upon Termination or Change in Control" sections below), and are annually reviewed and approved by the Compensation Committee and the Board of Directors.

  •
  Non-Equity Incentive Compensation:  Non-equity incentive compensation for our named executive officers is determined each year by our Board of Directors upon the recommendation of the Compensation Committee. In determining whether and/or how much non-equity incentive compensation to recommend, the Compensation Committee determines whether, and to what extent, the Company has achieved its annual corporate objectives for the year, compares that achievement against specific, predetermined performance criteria, and calculates the payout relative to target.

    As befits a company whose main operating assets are two institutions of higher education holding the highest possible academic accreditation, these annual corporate objectives include a number of academic measures, as well as non-financial operational targets and financial metrics. Of course, even if the Company achieves all of its academic, operational, and financial objectives in a given year, in the event of a breach of regulatory, legal, or ethical business standards, the

    Compensation Committee may eliminate the payment of non-equity incentive compensation for that year.

    Although the Company's stock price may fluctuate during the year, the Board strongly believes that management's responsibility is to create an enduring increase in the long-term value of the Company. By achieving its annual corporate objectives, management will necessarily increase the long-term value of the Company and generate sustainable long-term increases in the value of our equity. Each year, the Board selects annual corporate objectives based on performance metrics approved by the stockholders of the Company for purposes of the Company's equity and non-equity incentive compensation programs. For 2017, the objectives were chosen based on performance metrics approved by stockholders at the 2015 Annual Meeting of Stockholders, as part of the 2015 Equity Compensation Plan, which amended and restated the 2011 Equity Compensation Plan. While the Board believes that each of the various annual corporate objectives is relevant to the determination of executive compensation, the achievement of any one annual corporate objective would not, in and of itself, result in a specific amount of non-equity incentive compensation being paid to our named executive officers. In establishing the performance targets, the Compensation Committee sets the targets at levels that are realistic, but not certain.

    The target non-equity incentive compensation for both the Executive Chairman and the Chief Executive Officer is 125% of base salary, as set forth in their respective employment agreements. For 2017, the Compensation Committee set target non-equity incentive compensation for the other named executive officers based on its evaluation of expectations for the positions held and the executives' ultimate ability to influence the outcomes desired. For the Chief Financial Officer, the Compensation Committee set target non-equity incentive compensation at 75% of base salary. As the primary officer responsible for the Company's budget, Mr. Jackson is best positioned to ensure the proper balance between revenue and expenditures, and thus a larger portion of his annual compensation is tied to performance measures.

    The Compensation Committee set Mr. Jones' target non-equity incentive compensation at 50% of base salary. As the leader of the Company's primary asset during 2017, Strayer University, Mr. Jones' focus should be on qualitative academic measures, as established by the Board of Directors of the Company and the Board of Trustees of Strayer University. As such, for Mr. Jones, quantitative financial metrics make up 30% of the target non-equity incentive compensation, and qualitative academic metrics make up the remaining 70%. Mr. Jones' qualitative metrics include additional academic measures not included in performance metrics for other NEOs.

    Finally, the Compensation Committee set the target non-equity incentive compensation for the Chief Accounting Officer at 25% of base salary. Although the Compensation Committee determined that the Chief Accounting Officer, like the Chief Financial Officer, plays an important role in ensuring that financial objectives are met, the Committee also wanted to ensure proper and conservative judgment on financial controls and reporting. The Chief Accounting Officer's relatively smaller proportion of annual compensation based on financial performance measures reduces risks associated with financial controls and reporting. See "Summary Compensation" and "2017 Compensation Decisions" for more information regarding non-equity incentive compensation for 2017.

  •
  Bonuses for Other Senior Executives:  Consistent with Department of Education regulations, the Company has established a bonus plan for senior executives who are not named executive officers but who nevertheless meaningfully contribute to the success of the Company's subsidiaries and the financial health of the Company. Such bonuses, both in cash and in equity, are determined each year by the Compensation Committee based on recommendations from the

    Executive Chairman and CEO. In determining whether and how much to recommend for such bonuses, the Compensation Committee determines whether and to what extent the Company has achieved its annual corporate objectives for the year, the individual contribution of each executive to such achievement, and other criteria, such as comparable market pay and retention priorities.

  •
  Equity-based Compensation Program:  As discussed above, the Company believes it should, subject to achievement of certain academic, operational, financial, and individual objectives, make annual equity grants in order to retain, motivate, and align the interests of those key executive officers with stockholders.

    Equity awards under this program are only made after the Compensation Committee and the full Board of Directors have completed their analysis of both corporate and individual performance described above. For our Chief Executive Officer, we believe that at least 50% of his target total annual compensation should be performance-based equity grants of restricted stock with at least a four-year cliff vest. Prior to 2017, all performance-based equity grants included performance measures related to maintaining all required regulatory approvals and Strayer University's regional accreditation. These criteria were both reasonably uncertain and of paramount importance to both the short-term and long-term viability of the Company. In 2017, the Compensation Committee added new performance criteria for the vesting of equity awards to named executive officers. These new criteria include maintaining Strayer University's 90/10 ratio below 80%, and its Cohort Default Rates below the national average for proprietary institutions which, for the most recently calculated cohort, was 15.5%. The 90/10 ratio prohibits a proprietary institution from deriving more than 90% of revenues from Title IV funds; by setting Strayer University's maximum at 80% for equity vesting purposes, the Company incentivizes named executive officers to diversify revenue sources and minimizes any risk of jeopardizing Title IV funds. The Cohort Default Rate is the federally mandated measure of student defaults on Title IV loans based on a three-year cohort, and an institution may lose eligibility to participate in some or all Title IV programs if, for three consecutive fiscal years, 30% or more of its students default on payments. Setting the maximum at below the average for proprietary schools helps ensure continued eligibility for Title IV funds for Strayer University, while at the same time recognizing industry or nationwide conditions that may cause the rates to fluctuate year-to-year. These additional, robust criteria therefore serve the multiple purposes of improving student success, ensuring regulatory compliance, and enhancing the intrinsic value of the Company for its stockholders.

    We view our equity as very valuable and are reluctant to issue it. This means that we only grant equity awards to employees and directors when we believe we are getting fair value (in terms of their service and performance) in return.

    Our restricted stock agreements with employees contain specific clawback provisions. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement and the employee engaged in that misconduct knowingly failed to prevent the misconduct or was grossly negligent in preventing the misconduct, the employee is required to reimburse the Company the amount of any payment in settlement of the award earned or accrued during the 12-month period following the filing of the financial document that contained information affected by the material noncompliance. In addition, if the Company is required to prepare an accounting restatement, then the employee must forfeit any cash or stock received in connection with the award if any amount of the award was based on the achievement of pre-established performance goals that were later determined, as a result of the accounting restatement, not to have been achieved.

  •
  Bonuses for Certain NEOs:  In 2017, the Compensation Committee awarded one-time bonuses, in addition to non-equity incentive compensation, to Messrs. Silberman, McDonnell, Jackson, and Aprahamian for their extraordinary efforts and services related to the work leading up to the merger between the Company and Capella Education Company, which was announced in October 2017 and closed in August 2018, as discussed in more detail below in "2017 Compensation Decisions."

  •
  Perquisites and Other Personal Benefits:  The Company does not offer any perquisites. The Company does reimburse relocation expenses including tax gross-ups, when applicable. This reimbursement is offered to officers hired from a different location to encourage prospective executives to relocate for the Company's benefit.

  •
  Employment Agreements with Mr. Silberman and Mr. McDonnell:  Robert S. Silberman, the Company's Executive Chairman, has an employment agreement with the Company which, prior to being amended, had an initial term of approximately three years (ending on December 31, 2004), and thereafter, automatically extended for successive one-year periods unless either the Company or Mr. Silberman provided timely notice to the contrary. Mr. Silberman's employment agreement was amended on May 2, 2013, in connection with his transition from Chief Executive Officer to Executive Chairman, and then again on April 24, 2014. Under the agreement, as amended, Mr. Silberman's initial term of employment is six years (ending on May 2, 2019), and is renewable thereafter for one-year terms unless the Company or Mr. Silberman provides notice otherwise. The amended agreement provides for a base salary of not less than $665,000 per annum (subject to annual increases for at least cost of living adjustments). Mr. Silberman is also eligible to receive a target non-equity incentive compensation payment of at least 125% of base salary, for each of the fiscal years during which he is employed, upon meeting certain corporate and financial goals annually approved by the Board. In the event of Mr. Silberman's termination without cause, the employment contract provides for the lump sum payment of three years' base salary, three years of medical benefits, and immediate accelerated vesting of all previously granted restricted stock unit and option awards. The employment agreement also provides for a double-trigger change of control termination clause, wherein if Mr. Silberman is either (i) terminated by the Company without cause within six months of the effective date of the change of control, or (ii) there occurs a material reduction in Mr. Silberman's authority, function, duties, or responsibilities which causes Mr. Silberman's resignation within six months of the change of control, he is entitled to the same payments and benefits as he would be entitled to in connection with any other termination without cause, plus a lump sum payment equal to three times the latest annual non-equity incentive compensation award paid to him prior to the termination. Mr. Silberman is not entitled to a gross-up payment for any excise taxes imposed on termination payments. The agreement also contains covenants restricting Mr. Silberman from competing with the Company for six years after his termination of employment and requiring Mr. Silberman to keep confidential the Company's proprietary information.

    The Company also entered into an employment agreement on May 2, 2013 with Karl McDonnell, in connection with his promotion to Chief Executive Officer, and amended that agreement on April 24, 2014. Under the employment agreement, as amended, Mr. McDonnell's term of employment is six years (ending on May 2, 2019) and is renewable thereafter for one-year terms unless the Company or Mr. McDonnell provides notice otherwise. Under the agreement, Mr. McDonnell will receive a base salary of $665,000 per annum (subject to annual increases for at least cost of living adjustments). Mr. McDonnell is also eligible to receive a target non-equity incentive compensation amount of 125% of base salary for each fiscal year during which he is employed, upon meeting certain corporate and financial goals annually approved by the Board. In addition, Mr. McDonnell's employment agreement provides for an annual restricted share grant, conditioned upon applicable performance criteria as may be established by the Compensation Committee and with a four-year cliff vest, with a target grant date fair value equal to $2,000,000. Mr. McDonnell is not entitled to a gross-up payment for any excise taxes which may be imposed on termination payments, and his employment agreement contains severance and restrictive covenant provisions (including a double-trigger change of control termination clause), in line with the provisions set forth in Mr. Silberman's employment agreement, discussed above.

  •
  Retirement and Deferred Compensation Plans:  The Company maintains a retirement plan (the "401(k) Plan") intended to qualify under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended. The 401(k) Plan is a defined contribution plan that covers all eligible full-time and part-time employees of the Company who are at least 21 years of age. The Company, in its discretion, matches employee contributions up to a maximum authorized amount under the plan. In 2017, the Company matched 50% of employee deferrals up to a maximum of 3% of the employee's annual salary. The Company offers this plan to enable and encourage its employees to save for their retirement in a tax advantageous way. The Company also maintains an Employee Stock Purchase Plan (the "Employee Purchase Plan"). The purpose of the Employee Purchase Plan is to enable eligible full-time employees of the Company, through payroll deductions, to purchase shares of its common stock at a 10% discount from the prevailing market price from time to time. The Company offers this plan to encourage stock ownership by its employees. The Company does not provide executives with any supplemental or deferred retirement plans.

  2017 Compensation Decisions

        The compensation policies and objectives outlined above formed the basis for the Compensation Committee's recommendation, and the Board's determination, of 2017 compensation for our named executive officers. Each component, and the overall compensation package, for named executive officers reflected the Company's philosophy of paying for performance based on corporate and personal achievements in 2017.

  •
  Salary:  As in years past, and consistent with our pay policy and objectives, the salary for our Chief Executive Officer in 2017 was below the average of our peer companies. Likewise, salaries for other named executive officers were at or below the midpoint. In 2017, Mr. McDonnell and Mr. Silberman received their contractual increases in base salary of 1.7% (based on cost of living adjustments). This was only the second salary increase Mr. Silberman had received since 2008, and the second increase Mr. McDonnell had received since 2013, as each executive had previously declined his contractual salary increases. Absent those voluntary declinations, both executives' salaries would have compounded significantly based on their contractual terms. Although the Compensation Committee noted its appreciation on behalf of the Company's stockholders for the executives' forbearances, the Committee did not take into account the prior declinations in setting their 2017 base salaries.

  •
  Non-equity Incentive Compensation:  At the start of each year, the Compensation Committee sets specific goals upon which it will evaluate non-equity incentive compensation in the upcoming year. These goals are comprised of quantitative financial objectives and qualitative academic measures. For Messrs. McDonnell, Silberman, Jackson and Aprahamian, the financial objectives account for 75% of the non-equity incentive compensation performance evaluation and the academic measures account for the remaining 25%. For Mr. Jones the financial objectives account for 30% of his non-equity incentive compensation performance evaluation, and the remaining 70% are comprised of the academic measures and additional academic objectives established by Strayer University's Board of Trustees. The Compensation Committee sets a range of quantitative metrics for named executive officers which, if met, would yield a target payout of non-equity incentive compensation, a threshold level which would yield a payout at 50% of target, and a maximum level that would yield a payout at 150% of target. Actual performance between threshold, target, and maximum levels leads to a corresponding percentage of payout above or below the target. Target payout is 125% of base salary for the CEO and Executive Chairman, 75% of base salary for the Chief Financial Officer, 50% of base salary for Strayer University's President, and 25% of base salary for the Chief Accounting Officer.

    For 2017, the Compensation Committee set quantitative financial objectives for Revenue, EBIT, and Adjusted EPS (with each metric weighted equally at 25% for NEOs other than Mr. Jones, for whom the objectives are weighted equally at 10%); and qualitative academic and operational objectives (weighted at 25% for NEOs other than Mr. Jones, and comprising the remaining portion of Mr. Jones' additional 70% of target), including receiving Middle States reaffirmation of accreditation, launching a new Digital MBA program, adding Strayer University corporate/institutional partners, and complying with federal regulatory requirements, such as cohort default rates and the 90/10 ratio.

    After the conclusion of the fiscal year, the Compensation Committee evaluated the achievement of both the quantitative metrics and the qualitative goals. The Compensation Committee determined that the Company surpassed the Revenue target level, but did not achieve either EBIT or Adjusted EPS at the threshold level. Accordingly, the Compensation Committee calculated the Revenue payout at 125% of target, but determined that each of the EBIT and Adjusted EPS payouts were 0% because the threshold levels had not been met. Each of these components comprised 25% of total non-equity incentive compensation calculations for Messrs. McDonnell, Silberman, Jackson, and Aprahamian, and 10% for Mr. Jones.

    The Compensation Committee further determined that the Company met or exceeded all of its qualitative academic and operational objectives, including receiving reaffirmation of accreditation for Strayer University from Middle States through the year 2025 in June 2017; launching the Digital MBA program; adding corporate/institutional partners; achieving an annual cohort default rate of 13.2% (below the national average of 15.5% for proprietary colleges and universities), and an annual 90/10 ratio of 74.9%, each for 2016. The satisfaction of these qualitative academic goals collectively comprised 25% of the pay-for-performance calculation for all NEOs other than Mr. Jones. Mr. Jones, as Strayer University President, also met all additional qualitative academic objectives as predetermined by the Company's Board of Directors and Strayer University's Board of Trustees. These objectives included improving student services, improving key academic outcomes, and successfully completing a redesign of top university courses. These additional qualitative academic objectives, when combined with the qualitative academic metrics applicable to other NEOs, together make up 70% of Mr. Jones' total non-equity incentive compensation target.

    Although the Compensation Committee appreciates that the Company's overall financial performance depends on a number of regulatory and market factors, its overarching philosophy of pay-for-performance and adherence to predetermined performance criteria dictates non-equity incentive compensation payouts at below target levels. By the same token, the Company's exceptional performance with respect to its academic and compliance goals indicates full credit for qualitative academic and operational metrics. After combining the performance on the quantitative and qualitative metrics, the calculated percentage of target was 56.25% for Messrs. McDonnell, Silberman, Jackson, and Aprahamian and 82.5% for Mr. Jones.

    The chart below shows the 2017 breakdown of the performance metrics and the Compensation Committee's calculations in making its pay-for-performance determinations for our NEOs other than Mr. Jones:

Measure	Weight	Threshold 50% Payout	Target 100% Payout	Maximum 150% Payout	2017 Results	2017 Calculated % of Target
Revenue (in thousands)	25%	$445,000	$450,000	$460,000	$455,000	125.0%
EBIT (in thousands)	25%	$62,000	$64,000	$67,000	$57,000	0.0%
Adjusted EPS	25%	$3.40	$3.50	$3.68	$3.11	0.0%
Academic	25%	—	—	—	Achieved	100.0%

Total	100%					56.25%

    For Mr. Jones, for whom the financial metrics constitute 30% of his pay-for-performance target, and academic metrics (including those established by Strayer University's Board of Trustees) constitute 70%, the calculated percentage was 82.5%. The chart below shows the 2017 breakdown of Mr. Jones' performance metrics and the calculations of the Compensation Committee in making its pay-for-performance determination:

Measure	Weight	Threshold 50% Payout	Target 100% Payout	Maximum 150% Payout	2017 Results	2017 Calculated % of Target
Revenue (in thousands)	10%	$445,000	$450,000	$460,000	$455,000	125.0%
EBIT (in thousands)	10%	$62,000	$64,000	$67,000	$57,000	0.0%
Adjusted EPS	10%	$3.40	$3.50	$3.68	$3.11	0.0%
Academic	70%	—	—	—	Achieved	100.0%

Total	100%					82.5%

    Based on this information, coupled with the evaluation of individual performance during the course of the year, non-equity incentive compensation payouts to NEOs were as follows:

	Annual Target as a Percentage of Base Salary	2017 Target Award Opportunity	2017 Achievement %	2017 Actual Award	2017 Award as % of Base Salary
Robert S. Silberman	125%	$861,250	56.25%	$485,000	70%
Karl McDonnell	125%	$861,250	56.25%	$485,000	70%
Daniel W. Jackson	75%	$300,000	56.25%	$170,000	43%
Brian W. Jones	50%	$207,500	82.50%	$170,000	41%
Thomas J. Aprahamian	25%	$77,500	56.25%	$45,000	15%
  •
  Equity-based Compensation:  The Company views its equity as very valuable, and is reluctant to issue it, given the dilutive effect on existing stockholders. In any given year, equity grants will generally not be awarded if the Company fails to achieve the quantitative and qualitative goals as outlined above, but neither does the achievement of those goals dictate that grants must be made. Instead, the Compensation Committee determines whether and to what extent the NEOs receive grants based on the NEOs contributions to having achieved those corporate goals, coupled with the Company's desire to retain, motivate, and align the interests of those key executive officers with stockholders' interest.

    In February 2017, the Compensation Committee and Board evaluated the achievement of the previous fiscal year's goals in making determinations on named executive officer long-term incentive equity grants. As fully discussed in the Company's definitive proxy statement, filed on March 16, 2017, the quantitative metrics were all met above Threshold but below Target levels, and the qualitative metrics were fully achieved. The Board awarded Mr. McDonnell a restricted share equity grant with a grant date fair value of $1,500,000, only 75% of his contractual target level of $2,000,000, based on the Compensation Committee's determination that performance-based metrics had been met at 77.2% of target, and decision to further reduce the performance-based compensation to 75% of target. Also in February 2017, Mr. Jones received a restricted share equity grant with a grant date fair value of $550,000, Mr. Jackson received a restricted share equity grant with a grant date fair value of $1,000,000, and Mr. Aprahamian received a restricted share equity grant with a grant date fair value of $125,000. Each of the grants are performance-based and cliff vest after four years, subject to the achievement of performance criteria as established by the Compensation Committee.

    Performance criteria related to the vesting of grants made to the named executive officers in 2017 included maintaining all required regulatory approvals and Strayer University's regional accreditation with the Middle States Commission on Higher Education. The performance criteria incentivizes executive officers to protect and preserve Strayer University's ability to educate and our students' ability to finance their education with federal funds. The grants in 2017, as described in "Identification and Analysis of 2017 Compensation Programs," also included enhanced performance criteria with two additional metrics: (1) maintaining Strayer University's 90/10 percentage below 80%, and (2) maintaining Strayer University's cohort default rate below the national average of proprietary institutions. The Compensation Committee believes that, while financial metrics are key drivers of short-term performance, the performance criteria underpinning the performance-based equity are critical to ensure the long-term sustainability of the Company's business model.

    For the previous grants of restricted stock that vested in 2017, the Compensation Committee determined that the performance criteria had been met. The performance criteria consisted of maintaining all required regulatory approvals and Strayer University's regional accreditation with the Middle States Commission on Higher Education. Given the regulatory environment in which Strayer University operated at the time of these grants, the Compensation Committee had determined that the criteria were both reasonably uncertain and of paramount importance to both the short-term and long-term viability of the Company. The performance criteria incentivized executive officers to ensure that Strayer University's ability to educate and our students' ability to finance their education with federal funds was not jeopardized, even as regulatory risks increased for proprietary institutions of higher education.

  •
  Discretionary Bonuses:  As discussed in Part I, Item 1 in the "Overview" section, on October 29, 2017, the Company entered into a merger agreement with Capella Education Company. The execution of the merger agreement was preceded by a great deal of preparation, review, and negotiation between the two companies, in a compressed period of time. For confidentiality purposes, the Company purposefully kept the group of employees knowledgeable about, and involved in, the merger very small. Messrs. McDonnell, Silberman, Jackson, and Aprahamian were responsible for the overall management and success of the process culminating in the announcement of the merger on October 30, 2017. At the same time, all four executives remained focused on managing the Company's day-to-day activities and maintaining the stewardship of Strayer University.

    Because of this work, which was not contemplated in early 2017 when the Compensation Committee set the annual performance objectives for non-equity incentive compensation, the Compensation Committee determined that one-time discretionary bonuses, in addition to non-equity incentive compensation, were warranted for these NEOs. The below table sets forth the amount of discretionary bonuses awarded to these NEOs for their combined and individual contributions to the successful execution of the merger agreement:

Merger-related Discretionary Bonus
Robert S. Silberman	$300,000
Karl McDonnell	$300,000
Daniel W. Jackson	$100,000
Thomas J. Aprahamian	$30,000

  Recoupment Policy

        The Company has adopted a Recoupment Policy that requires each executive officer, as so designated under Rule 3b-7 of the 1934 Act, to acknowledge and agree that any award, including all non-equity incentive compensation, or equity-based compensation, will be repaid should a "Triggering Event" occur. A Triggering Event is defined in the Recoupment Policy as a decision by the Audit Committee to effect an accounting restatement of the Company's previously published financial statements caused by material noncompliance by the Company with any financial reporting requirement due to fraud, misconduct, negligence, or lack of sufficient oversight on the part of any executive officer, or a decision by the Compensation Committee that one or more performance metrics used for determining previously paid incentive compensation was incorrectly calculated and, if calculated correctly, would have resulted in a lower payment to one or more executive officers.

  Impact of Tax and Accounting Treatment

        Under Section 162(m) of the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations ("Section 162(m)), no deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its "named executive officers"—defined as the chief executive officer, chief financial officer and the three other highest compensated executive officers (except for certain compensation that is "grandfathered" in accordance with the Tax Cuts and Jobs Act of 2017). Prior to the passage of the Tax Cuts and Jobs Act of 2017, however, there was no limitation under Section 162(m) on the deductibility of "qualified performance-based compensation." In general, the Company's policy has been to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with its determination as to the most appropriate methods and approaches for the design and delivery of compensation to the Company's named executive officers. The Company intends to continue its practice of making a large percentage of named executive officer compensation performance-based, despite the fact that such amounts above $1 million will not be tax deductible in the future.

Summary Compensation

        The following table sets forth all compensation awarded to the Company's named executive officers for the fiscal years ended December 31, 2015, 2016, and 2017:

Summary Compensation Table

	Year	Salary	Cash Profit Share(a)		Non-Equity Incentive Plan Compensation(b)	Stock Awards(c)	All Other Compensation(d)	Total
Robert S. Silberman,	2017	$689,000	$300,000	(e)	$485,000	$—	$2,187	$1,476,187
Executive Chairman	2016	$676,000	$—		$635,000	$2,533,500	$2,130	$3,846,630
	2015	$665,000	$835,000		$—	$—	$3,975	$1,503,975
Karl McDonnell,	2017	$689,000	$300,000	(e)	$485,000	$1,500,000	$4,050	$2,978,050
Chief Executive Officer &	2016	$676,000	$—		$635,000	$2,000,000	$3,975	$3,314,975
Director	2015	$665,000	$835,000		$—	$2,000,000	$3,975	$3,503,975
Daniel W. Jackson,	2017	$400,000	$100,000	(e)	$170,000	$1,000,000	$4,050	$1,674,050
Executive Vice President &	2016	$350,000	$—		$200,000	$500,000	$3,975	$1,053,975
Chief Financial Officer	2015	$312,500	$225,000		$—	$500,000	$3,975	$1,041,475
Brian W. Jones,	2017	$415,000	$—		$170,000	$550,000	$4,050	$1,139,050
President, Strayer University	2016	$400,000	$—		$150,000	$600,000	$3,975	$1,153,975
	2015	$360,577	$250,000		$—	$—	$—	$610,577
Thomas J. Aprahamian,	2017	$310,000	$30,000	(e)	$45,000	$125,000	$4,050	$514,050
Senior Vice President &	2016	$285,000	$—		$55,000	$150,000	$3,975	$493,975
Chief Accounting Officer	2015	$270,000	$75,000		$—	$300,000	$3,975	$648,975

(a)
The Bonus amounts reported in this column were earned in fiscal years 2017 and 2015 and paid in fiscal years 2018 and 2016, respectively.

(b)
The Non-Equity Incentive compensation reported in this column was earned in fiscal years 2017 and 2016 and paid in fiscal years 2018 and 2017, respectively. See "Non-Equity Incentive Compensation" discussion above for additional detail.

(c)
The amounts shown in the columns above reflect the grant date fair value of each award computed in accordance with FASB ASC Topic 718. The value of any dividends paid by the Company is assumed to be included in the grant date fair value of each award.

(d)
All Other Compensation represents the Company's matching contribution to the Company's 401(k) plan.

(e)
This figure represents the amount of a one-time bonus payment, based on the executive's service and contributions leading up to and culminating in the successful execution of the merger agreement between the Company and Capella Education Company, on October 29, 2017.

Grants of Plan-Based Awards

        The following table sets forth grants of plan-based awards to the Company's named executive officers for the fiscal year ended December 31, 2017.

Grants of Plan-Based Awards Table

		Estimated future payouts under non-equity incentive plan awards			All Stock Awards: Number of Shares of Stock or Units (#)
							Grant Date Fair Value of Stock Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)				Vesting Date
Robert S. Silberman,	—	430,625	861,250	1,291,875
Executive Chairman
Karl McDonnell,	2/14/17				18,369	(a)	1,500,000	2/14/21
Chief Executive Officer &	—	430,625	861,250	1,291,875
Director
Daniel W. Jackson,	2/14/17				12,246	(a)	1,000,000	2/14/21
Executive Vice President &	—	150,000	300,000	450,000
Chief Financial Officer
Brian W. Jones,	2/14/17				6,735	(a)	550,000	2/14/21
President, Strayer University	—	103,750	207,500	311,250
Thomas J. Aprahamian,	2/14/17				1,531	(a)	125,000	2/14/21
Senior Vice President &	—	38,750	77,500	116,250
Chief Accounting Officer

(a)
These awards of restricted stock vest 100% on February 14, 2021, subject to satisfaction of certain performance criteria as discussed in "Equity-based Compensation." The Company's closing price of common stock was $81.66 on the date of these awards.

 Outstanding Equity Awards at Fiscal Year-End

        The following tables set forth outstanding option and stock awards of the Company's named executive officers as of December 31, 2017.

Outstanding Option Awards Table at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Grant Date	Option Exercise Price ($)	Option Full Vesting Date	Option Expiration Date	Intrinsic Value of Stock Options at 12/31/17 ($)
Robert S. Silberman,	100,000	2/15/13	$51.95	2/15/15	2/14/21	$3,763,000	(a)
Executive Chairman
Karl McDonnell,	—	—	—	—	—	—
Chief Executive Officer & Director
Daniel W. Jackson,	—	—	—	—	—	—
Executive Vice President & Chief Financial Officer
Brian W. Jones,	—	—	—	—	—	—
President, Strayer University
Thomas J. Aprahamian,	—	—	—	—	—	—
Senior Vice President &
Chief Accounting Officer

(a)
The Company's closing stock price of $89.58 on December 31, 2017 was compared to the option exercise price of $51.95 to determine the market value of these stock options at December 31, 2017.

 Outstanding Stock Awards Table at Fiscal Year-End

Name	Restricted Stock/ Restricted Stock Unit Award Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares of Stock at 12/31/17 That Have Not Vested ($)	Restricted Stock Vesting Date
Robert S. Silberman,	3/22/13	200,000	(a)	17,916,000	2/10/19
Executive Chairman	2/2/16	50,000	(b)	4,479,000	2/10/19
Karl McDonnell,	5/6/14	46,674	(c)	4,181,000	5/6/18
Chief Executive Officer & Director	5/5/15	40,867	(d)	3,661,000	5/5/19
	2/2/16	39,471	(e)	3,536,000	2/2/20
	2/14/17	18,369	(f)	1,645,000	2/14/21
Daniel W. Jackson,	2/12/13	16,057	(g)	1,438,000	2/12/18
Executive Vice President &	2/19/14	4,458	(h)	399,000	2/19/18
Chief Financial Officer	2/4/15	7,128	(i)	639,000	2/4/19
	2/2/16	9,868	(e)	884,000	2/2/20
	2/14/17	12,246	(f)	1,097,000	2/14/21
Brian W. Jones,	2/12/13	12,042	(g)	1,079,000	2/12/18
President, Strayer University	2/19/14	7,429	(h)	665,000	2/19/18
	2/2/16	11,841	(e)	1,061,000	2/2/20
	2/14/17	6,735	(f)	603,000	2/14/21
Thomas J. Aprahamian,	2/12/13	1,204	(g)	108,000	2/12/18
Senior Vice President &	2/19/14	2,972	(h)	266,000	2/19/18
Chief Accounting Officer	2/4/15	4,277	(i)	383,000	2/4/19
	2/2/16	2,960	(j)	265,000	2/2/20
	2/14/17	1,531	(f)	137,000	2/14/21

(a)
This award of restricted stock units vests 100% on February 10, 2019, subject to the satisfaction of certain performance criteria. Originally awarded as restricted stock, the award was converted to restricted stock units in 2013, the receipt of which is deferred until retirement or other termination of employment. In connection with his appointment as Executive Chairman, the Company modified the performance criteria of these restricted stock units to focus on academic accreditation and regulatory compliance.

(b)
This award of restricted stock units vests 100% on February 10, 2019, subject to the satisfaction of certain performance criteria. The Company's closing price of common stock was $50.67 on the date of these awards.

(c)
This award of restricted stock vests 100% on May 6, 2018, subject to the satisfaction of certain performance criteria. The Company's closing price of common stock was $42.85 on the date of this award.

(d)
This award of restricted stock vests 100% on May 5, 2019, subject to the satisfaction of certain performance criteria. The Company's closing price of common stock was $48.94 on the date of these awards.

(e)
These awards of restricted stock vest 100% on February 2, 2020, subject to the satisfaction of certain performance criteria. The Company's closing price of common stock was $50.67 on the date of these awards.

(f)
These awards of restricted stock vest 100% on February 14, 2021, subject to the satisfaction of certain performance criteria. The Company's closing price of common stock was $81.66 on the date of these awards.

(g)
These awards of restricted stock vest 100% on February 12, 2018. The award for Mr. Jackson is subject to the satisfaction of certain performance criteria. The Company's closing price of common stock was $62.28 on the date of these awards.

(h)
These awards of restricted stock vest 100% on February 19, 2018. The Company's closing price of common stock was $33.65 on the date of these awards.

(i)
These awards of restricted stock vest 100% on February 4, 2019. The Company's closing price of common stock was $70.15 on the date of these awards.

(j)
This award of restricted stock vests 100% on February 2, 2020. The Company's closing price of common stock was $50.67 on the date of these awards. This award was originally time-based vesting only. However, recognizing that Mr. Aprahamian would be designated as a named executive officer for 2016, on February 15, 2017 the restricted stock award was amended, with approval by the Compensation Committee and Mr. Aprahamian's concurrence, to provide for the satisfaction of certain performance criteria for vesting as discussed in "Equity-based Compensation."

  Options Exercised and Restricted Stock Vested at Fiscal Year-End Table

        The following table sets forth the number of shares of restricted stock that vested during the fiscal year ended December 31, 2017 for each of the named executive officers and the value realized upon the vesting of such shares. None of the named executive officers exercised stock options during the fiscal year ended December 31, 2017.

	Restricted Stock Vested
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Robert S. Silberman,	—	—
Executive Chairman
Karl McDonnell,	50,150	4,602,641
Chief Executive Officer & Director
Daniel W. Jackson,	1,298	99,375
Executive Vice President & Chief Financial Officer
Brian Jones,	—	—
President, Strayer University
Thomas J. Aprahamian,	606	46,395
Senior Vice President & Chief Accounting Officer

  Potential Payments upon Termination or Change in Control

        In 2017, Mr. Silberman and Mr. McDonnell were the only named executive officers with employment contracts, and both agreements provide for a double-trigger change of control termination clause. In the event that Mr. Silberman is terminated by the Company without cause, he is entitled to receive a lump sum payment of three years' salary, which would currently total approximately $2.0 million, and all restricted stock units and options previously granted to him shall immediately vest. If Mr. Silberman is terminated without cause within six months of a change of control, or there occurs a material reduction in his authority, function, duties, or responsibilities which causes his resignation within six months of a change of control, Mr. Silberman is entitled to receive a lump sum payment of three times his annual base salary plus three times his latest previous annual non-equity incentive compensation award actually paid. (A change of control is defined in the contract as the acquisition of more than 50% of the voting stock of the Company or the acquisition of combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, completion of a merger or other business combination resulting in a change in control of more than 50% of the voting stock of the Company, election of a substantially different Board of Directors or approval by stockholders of a complete liquidation or dissolution of the Company.) Consistent with the agreement with Mr. Silberman in effect since 2001, Mr. Silberman is entitled to three years of medical benefits following a termination without cause (estimated cost of $45,000). Mr. Silberman is not entitled to a gross-up payment for any excise taxes which may be imposed on termination payments. The agreement also contains covenants restricting Mr. Silberman from competing with the Company for six years after his termination of employment and requiring Mr. Silberman to keep confidential the Company's proprietary information.

        In the event that Mr. McDonnell is terminated by the Company without cause, he is entitled to receive a lump sum payment of three years' salary (which would currently total approximately $2.0 million), up to three years' medical benefits, and all restricted stock awards shall immediately vest. If Mr. McDonnell is terminated without cause within six months of a change in control, or there occurs a material reduction in his authority, function, duties, or responsibilities which causes his resignation within six months of a change in control, Mr. McDonnell is entitled to the same payments and benefits as in any other termination without cause, plus three times his latest previous annual non-equity incentive compensation award actually paid. (A change in control is defined in the same manner as in Mr. Silberman's employment agreement.) Mr. McDonnell is not entitled to a gross-up payment for any excise taxes which may be imposed on termination payments. The agreement also contains covenants restricting Mr. McDonnell from competing with the Company for six years after his termination of employment and requiring Mr. McDonnell to keep confidential the Company's proprietary information.

        All stock options and restricted stock awards made in 2013 and thereafter contain a double-trigger change in control vesting clause. That is, the options and awards vest in connection with a change in control only if such change in control results in (1) termination of employment by the Company without cause within six months of the effective date of the change in control; or (2) the occurrence of a material reduction in the officers' authority, functions, duties, or responsibilities which causes the executives' resignation from the Company within six months of the effective date of the change in control.

        The value attributable to the accelerated vesting of stock-based awards resulting from a termination in connection with a change in control is set forth below, assuming the change of control occurred on December 31, 2017, when the closing price of the Company's common stock was $89.58.

Name	Value Realized Upon Vesting Due to Change in Control with Termination ($)
Robert S. Silberman	26,158,000
Karl McDonnell	13,023,000
Daniel W. Jackson	4,457,000
Brian W. Jones	3,408,000
Thomas J. Aprahamian	1,159,000

COMPENSATION COMMITTEE REPORT

        The Company has established a standing Compensation Committee. During fiscal year 2017 and through July 31, 2018, the Compensation Committee was composed of Messrs. Wargo (Chair), Brock, and Milano. On August 1, 2018, the Compensation Committee membership was changed to consist of Messrs. Wargo (Chair) and Milano, and Ms. Brogley. The Compensation Committee met twice during 2017.

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section with management and, based on the review and discussion, the Committee recommended to the Board to include this information in the Company's Annual Report on Form 10-K and proxy statement.

Compensation Committee:
J. David Wargo, Chair
Rita D. Brogley
Todd A. Milano

AUDIT COMMITTEE REPORT

        The Audit Committee of the Strategic Education, Inc. (the "Company") Board of Directors is composed of three directors, all of whom are independent, as independence is defined under the NASDAQ Listing Standards and Rule 10A-3(b)(1) of the 1934 Act. For the year ended December 31, 2017 and through July 31, 2018, the Audit Committee was composed of Messrs. Waite (Chair), Fick, and Wargo. As of August 1, 2018, the Audit Committee is composed of Messrs. Waite (Chair), Dallas, and Fick. The Audit Committee operates under a written charter first adopted in 2001, which is currently reviewed annually and which has periodically been subsequently revised by the Committee to reflect regulatory developments.

        The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations.

        The independent auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

        In connection with this responsibility, during 2017 the Audit Committee met and held discussions with management four times together with the independent registered public accounting firm. The Audit Committee reviewed and discussed the audited financial statements with management. At least quarterly, as a matter of practice, the Audit Committee, in addition to the agenda with all present, meets separately with management, internal audit, and PricewaterhouseCoopers LLP, and in executive session of itself. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements with management and, independently with PricewaterhouseCoopers LLP. The Committee also discussed with PricewaterhouseCoopers LLP the matters covered by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees.

        During the year 2017, management conducted the documentation, testing and evaluation of the Company's system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and PricewaterhouseCoopers LLP at each regularly scheduled Audit Committee meeting. At the conclusion of the process, management provided the Audit Committee with a report on the effectiveness of the Company's internal control over financial reporting. The Audit Committee also reviewed the report of management contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC, as well as PricewaterhouseCoopers LLP's Report of Independent Registered Public Accounting Firm (included in the Company's Annual Report on Form 10-K). This report of PricewaterhouseCoopers LLP related to its audit of (i) the consolidated financial statements and (ii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee the Company's efforts related to its internal control over financial reporting.

        The Audit Committee has received from PricewaterhouseCoopers LLP the written disclosures and the letter required by the applicable standards of the Public Company Accounting Oversight Board regarding communications with the Audit Committee concerning the independence of PricewaterhouseCoopers LLP and has discussed with PricewaterhouseCoopers LLP its independence. PricewaterhouseCoopers LLP advised the Committee that there were no disagreements with management regarding the preparation of the Company's financial statements or the conduct of the annual audit.

        Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year 2017 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC, and that PricewaterhouseCoopers LLP be retained as the Company's independent registered public accounting firm for the fiscal year 2018.

Audit Committee:
G. Thomas Waite, III, Chair
H. James Dallas
Nathaniel C. Fick

  Certain Transactions with Related Parties

        The Company had no transactions with related parties during the fiscal year ended December 31, 2017 that would need to be disclosed pursuant to Item 404 of Regulation S-K. The Company prohibits conflict of interest activities, which includes within that definition related party transactions, by any director or officer, or persons related thereto, unless specifically approved in advance and in writing by the General Counsel, CEO, and Audit Committee of the Board of Directors after full disclosure of all aspects of the activity. A conflict of interest is defined generally to include situations where a person (i) has a private interest that materially conflicts or interferes with the interests of the Company, (ii) has a material personal interest that will impair the person's ability to perform his or her work objectively and effectively, or (iii) derives a material personal benefit as a result of the person performing services for the Company. Among the other circumstances that may be considered conflicts of interest, any engagement in a personal business transaction involving the Company for profit or gain will be considered a conflict of interest requiring advance approval under the Code of Business Conduct. The Company's policy prohibiting conflict of interest activities is further described in the Code of Business Conduct.

        Our Board is comprised of independent members, as independence is defined under the NASDAQ Listing Standards, along with our Executive Chairman, our Executive Vice Chairman and our Chief Executive Officer, who are full-time employees and are not considered independent. From 2013 until May of 2018, Dr. Casteen served as the Presiding Independent Director, and since that time that role has been filled by Mr. Grusky. The Presiding Independent Director runs the Board in the Chairman's absence, and presides at meetings of the Board of Directors without the Executive Chairman, Executive Vice Chairman, and the CEO present at least quarterly (at each regularly scheduled Board meeting) and solicits candid feedback on the Executive Chairman's, Executive Vice Chairman's, and the CEO's performance. The Presiding Independent Director serves as the principal liaison on Board issues between the independent directors and the Executive Chairman and has the authority to:

  •
  Call meetings of the independent directors;

  •
  Ensure the quality, quantity, and timeliness of information to the Board; and

  •
  Consult and communicate with stockholders.

        The Board and its Compensation Committee continually evaluate the Company's strategy, activities, and in particular, compensation policies and practices, to protect against inappropriate risk taking. Any compensation program that seeks to pay managers for performance on behalf of owners carries some risk of overzealous performance. But paramount in the Company's compensation program is an unwavering requirement that executive conduct conform to applicable legal, regulatory, and ethical business standards. Based on its evaluation and the views of advisors, the Compensation Committee believes that the Company's executive compensation program, as described in the

Compensation Discussion and Analysis section above, does not encourage inappropriate risk taking and that the Company has in place a strong culture, organization structure, and compliance policies to manage operational risk effectively.

  CEO Pay Ratio

        As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median employee and the annual total compensation of Mr. Karl McDonnell, our Chief Executive Officer (our "CEO").

        For 2017, our last completed fiscal year:

  •
  the median of the annual total compensation of all employees of the Company was, as of December 31, 2017 (other than our CEO and adjunct faculty members), $64,010; and

  •
  the annual total compensation of our CEO was $2,978,050.

        Based on this information, for 2017 the ratio of the annual total compensation of Mr. McDonnell, our CEO, to the median of the annual total compensation of all Company employees was 47 to 1, which was determined as follows:

  1.
  We determined that, as of December 31, 2017, our employee population consisted of approximately 1,470 individuals, all located in the United States. This population consisted of our full-time faculty, full-time non-faculty staff, and part-time non-faculty staff.

  a.
  We did not include adjunct faculty in this population, because no such adjunct faculty were employed with us on December 31, 2017. Adjunct faculty provide services for a limited period of time during academic quarters, and no adjunct faculty were under contract on December 31, 2017.

  2.
  To identify the "median employee" from our employee population, we compared the total compensation of our employees as reflected in our payroll records.

  a.
  In making this determination, we annualized the compensation of approximately 300 employees who were hired in 2017 but did not work for us for the entire fiscal year.

  3.
  We identified our median employees using this compensation measure, which was consistently applied to all our employees included in the calculation. Since all our employees are located in the United States, as is our CEO, we did not make any cost-of-living adjustments in identifying the "median employee".

  4.
  Once we identified our median employee, we combined all of the elements of such employee's compensation for 2017 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $64,010.

  5.
  With respect to the annual total compensation of our CEO, we used the amount reported in the "Total" column of the "Summary Compensation Table," set forth above.

 PROPOSAL 2

Ratification of Appointment of Independent Registered Public Accounting Firm

        The Audit Committee and the Board of Directors have appointed PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018. PricewaterhouseCoopers LLP has acted as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2017. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire and to respond to appropriate questions. Although stockholder ratification of the appointment of auditors is not required as a technical matter, the appointment of PricewaterhouseCoopers LLP is being submitted for ratification as a matter of good corporate practice in order that the Audit Committee may take into consideration the views of stockholders on this matter. The ratification of the appointment of PricewaterhouseCoopers LLP requires the approval of a majority of the votes cast at the Annual Meeting.

        The Board of Directors recommends a vote for the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.

  Principal Accounting Fees and Services

        Set forth below are the services rendered and related fees billed by PricewaterhouseCoopers LLP for 2016 and 2017:

	2016	2017
Audit Fees(1)	$979,500	$1,147,000
Audit-related fees(2)	—	163,695
Tax Fees(3)	106,668	134,498
All other fees(4)	1,800	1,800

Total fees	$1,087,968	$1,446,993

(1)
Audit fees include fees for the annual audit of the consolidated financial statements, quarterly reviews of our interim financial statements, SEC registration statements, and other filings. The increase in 2017 is due to fees incurred in connection with the filing of a registration statement on Form S-4 related to the merger with Capella Education Company.

(2)
Audit-related fees consisted of due diligence services related to the merger with Capella Education Company.

(3)
Tax fees relate to professional services for tax compliance, advice, and planning services.

(4)
All other fees consisted of non-audit and accounting research services.

        It is the Audit Committee's policy to pre-approve all audit and non-audit related services provided by the Company's independent registered public accounting firm. All of the services described above were pre-approved by the Company's Audit Committee.

 PROPOSAL 3

Approval of the 2018 Strategic Education, Inc. Equity Compensation Plan

        The stockholders are being asked to consider and vote upon a proposal to approve The Strategic Education, Inc. 2018 Equity Compensation Plan, which we refer to as the "2018 Plan," to increase the total number of shares of common stock issuable from that under the 2015 Plan by 700,000 shares and generally to amend and restate the Strayer Education, Inc. 2015 Equity Compensation Plan (the "2015 Plan"). The 2018 Plan also contains additional changes from the 2015 Plan. Specifically, the 2018 Plan (i) includes minimum vesting conditions on all awards granted under the 2015 Plan (subject to an exception for a minimum number of awards), (ii) subjects all awards granted under the 2018 Plan to any clawback or recoupment policy currently in effect or enacted in the future, as the policy may apply to any award recipient, (iii) no longer includes certain requirements applicable to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), in light of recent changes in tax law, however the 2018 Plan does permit the grant of performance-based equity awards, (iv) updates the definition of "Change in Control," and (v) includes an annual limitation of $750,000 on compensation that may become payable to our non-employee directors. The Company is seeking approval of the 2018 Plan to comply with NASDAQ stockholder approval requirements applicable to equity plans. On September 4, 2018 the Board of Directors approved the 2018 Plan, subject to stockholder approval at this Annual Meeting upon the recommendation of the Compensation Committee. If approved by stockholders at the Annual Meeting, the 2018 Plan will be effective retroactively to the date of the Annual Meeting, although the Company has not made any determinations regarding any issuances under the 2018 Plan as of the date of this proxy statement. You are urged to read this entire proposal and the complete plan document, which is attached as Exhibit A to this proxy statement. We believe that the 2018 Plan is necessary to recruit and retain key employees critical to our success and to align management with stockholders, and thus that this proposal is in the best interests of our stockholders. If stockholders do not approve the 2018 Plan, compensatory equity-based grants to employees, directors, and officers of the Company and its subsidiaries will continue to be made under the 2015 Plan to the extent of the shares of stock available for issuance under that plan, which for future grants totaled an estimated 137,681 shares as of September 10, 2018 (without giving effect to additional shares that may become available upon the future expiration, forfeiture or cancellation of outstanding awards).

Key Features of the 2018 Plan

        As described below, the 2018 Plan generally provides for:

  •
  the granting of options or stock appreciation rights only at an exercise price at least equal to fair market value on the grant date;

  •
  a ten-year maximum term for options and stock appreciation rights, or an earlier date as may be fixed by the Committee and stated in the Award Agreement relating to an option or stock appreciation right;

  •
  minimum vesting conditions on all but a de minimis amount of awards;

  •
  no vesting in dividends or dividend equivalent rights paid on performance-based awards unless the underlying awards vest;

  •
  no repricing of options or stock appreciation rights without stockholder approval; and

  •
  no reload or "evergreen" share replenishment features.

Summary of Material Terms of the 2018 Plan

        The following summary of the material terms of the 2018 Plan is qualified in its entirety by reference to the complete text of the 2018 Plan, which is attached as Exhibit A to this Proxy Statement and incorporated by reference into this proposal. You are urged to read this proposal and the text of the 2018 Plan in their entirety.

        Unless the context requires otherwise, references to the "Company" in the following summary refer solely to the Company and not to subsidiaries of the Company.

        Purpose.    The 2018 Plan is intended to provide (i) incentive to eligible persons to stimulate their efforts toward the success of the Company and to operate and manage its business in a manner that will provide for the long-term growth and profitability of the Company and that will benefit the stockholders and other important stakeholders of the Company, including its employees and customers; and (ii) a means of recruiting, rewarding and retaining key personnel.

        Eligible Participants.    Awards may be granted under the 2018 Plan to employees, officers, directors of the Company or its affiliates, or consultants or advisers (who are natural persons) currently providing direct services to the Company or its affiliates or any other individual whose participation in the 2018 Plan is determined to be in the best interests of the Company. As of the date hereof, the Company employs approximately 3,078 full-time employees, including approximately 78 Vice Presidents and senior executives, and approximately 2,118 adjunct faculty, although not all of them teach each quarter, all of whom are eligible to receive grants under the 2018 Plan. In addition, the eight non-employee directors of the Company or any of its subsidiaries or other affiliates are eligible to participate in the 2018 Plan. However, in relation to employee grants, the Company's policy is to award equity grants only to employees in senior level positions.

        Effective Date.    The 2018 Plan will become effective as of the date of the Annual Meeting (the "Effective Date"), subject to stockholder approval of the 2018 Plan

        Term.    The 2018 Plan will terminate automatically ten years after the Effective Date, unless it is earlier terminated by the Board of Directors.

        Administration.    The 2018 Plan generally will be administered by the Compensation Committee of the Board of Directors (the "Committee"), consisting of two or more directors of the Company. Each director will be required to qualify as an "independent director" under the NASDAQ Stock Market listing rules and a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act. The Committee initially will be the Compensation Committee and may be a subcommittee of the Compensation Committee that satisfies the foregoing requirements. The Committee may delegate to a designated officer the power and authority to grant awards to nonexecutive employees. In addition, for purposes of any award granted under the 2015 Plan that is intended to constitute "qualified performance-based compensation" under Section 162(m) of the Code, each member of the Committee will also be an "outside director" within the meaning of Section 162(m) of the Code.

  •
  The Board will retain the authority under the 2018 Plan to exercise any or all of the powers and authorities related to the administration and implementation of the 2018 Plan. Except where the authority to act on such matters is specifically reserved to the Board under the 2018 Plan or applicable law, the Committee and each other committee acting in accordance with the foregoing plan provisions (which will be the "Committee" as defined in the 2018 Plan) will have full power and authority to interpret and construe all terms of the 2018 Plan, any award or any award agreement, and to make all related determinations, including the power and authority to:

  •
  designate grantees of awards;

  •
  determine the type or types of awards to be made to a grantee;

  •
  determine the number of shares of stock or amount of cash subject to an award;

  •
  establish the terms and conditions of each award and any terms or conditions that may be necessary to qualify options and incentive stock options;

  •
  prescribe the form of each award agreement;

  •
  subject to limitations in the 2018 Plan (including the prohibition on repricing of options and stock appreciation rights without stockholder approval), amend, modify or supplement the terms of any outstanding award; and

  •
  make substitute awards.

        Amendment and Termination.    The Board will be authorized to amend, suspend or terminate the 2018 Plan as to any shares of stock as to which awards have not been made. Any amendment to the 2018 Plan, however, will be subject to receipt of the approval of the Company's stockholders if stockholder approval of the amendment is required by any law or regulation or the listing rules of the NASDAQ Stock Market (or any other stock exchange on which the shares of stock are listed in the future), or to the extent determined by the Board. Stockholder approval will be required for any proposed amendment to the 2018 Plan provisions, described below, that generally require the exercise price of any such award to be at least equal to the fair market value of the shares of stock on the grant date.

        Awards.    The following types of awards may be made under the 2018 Plan, subject to the limitations set forth in the plan:

  •
  options, which may be either incentive stock options or nonqualified stock options;

  •
  stock appreciation rights or "SARs";

  •
  restricted stock;

  •
  deferred stock units;

  •
  unrestricted stock;

  •
  stock units;

  •
  dividend equivalent rights;

  •
  performance-based awards;

  •
  annual cash profit shares;

  •
  other equity-based awards; or

  •
  cash.

        An incentive stock option is an option that meets the requirements of Section 422 of the Code, and a nonqualified stock option is an option that does not meet those requirements. Restricted stock are shares of stock on which are imposed vesting restrictions that subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Code. A stock unit or deferred share unit is an award that represents a conditional right to receive shares of stock in the future and that may be made subject to the same types of restrictions and risk of forfeiture as restricted stock. Performance based awards are awards of options, restricted stock, stock units, deferred stock units, SARs or cash made subject to the achievement of one or more pre-established performance goals over a performance period established by the Committee. An award of performance shares is a performance-based award representing a right or interest denominated or payable in shares of stock, valued by reference to the shares of stock, or otherwise based on or related to shares of stock that is made subject to the achievement of one or more pre-established performance goals over a performance period of up to ten years. Dividend equivalent rights are awards entitling the grantee to receive cash, shares, other awards under the 2018

Plan or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of stock. A SAR is a right to receive upon exercise, in the form of shares of stock, cash or a combination of shares of stock and cash, the excess of the fair market value of one share of stock on the exercise date over the strike price of the SAR. Unrestricted stock are shares of stock that are free of restrictions other than those imposed under federal or state securities laws.

        The 2018 Plan provides that each award will be evidenced by an award agreement, which may specify terms and conditions of the award that differ from the terms and conditions that would otherwise apply under the 2018 Plan in the absence of the different terms and conditions in the award agreement.

        Awards under the 2018 Plan may be granted alone or in addition to, in tandem with, or in substitution or exchange for any other award under the 2018 Plan, other awards under another compensatory plan of the Company or any of its affiliates (or any business entity that has been a party to a transaction to the Company or any of the Company's affiliates), or other rights to payment from the Company or any of its affiliates. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.

        Awards under the 2018 Plan that are granted to individuals who are not non-employee directors may not vest in full prior to the third anniversary of the grant date or vest in part prior to the first anniversary of the grant date, unless the Committee determines to accelerate vesting upon the occurrence of a specific event, such as a termination of a grantee's employment or change in control or other corporate transaction; provided, that up to five percent of the maximum number of shares available for issuance to individuals who are not non-employee directors under the 2018 Plan may be granted without being subject to these minimum vesting restrictions. In addition, any dividends or dividend equivalent rights issued in connection with any award granted under the 2018 Plan will not be subject to or counted for the five percent limit.

        The Committee may permit or require the deferral of any payment pursuant to any award into a deferred compensation arrangement, which may include provisions for the payment or crediting of interest or dividend equivalent rights, in accordance with rules and procedures established by the Committee. Awards under the 2018 Plan generally will be granted for no consideration other than past services by the grantee of the award or, if provided for in the award agreement or in a separate agreement, the grantee's promise to perform future services to the Company or one of its subsidiaries or other affiliates.

        Performance Measures.    The 2018 Plan authorizes the grant of awards subject in whole or in part on pre-established performance-based vesting conditions. The Committee may, pursuant to the 2018 Plan, establish performance goals based on any one or more of the following performance measures:

  •
  net earnings or net income;

  •
  operating earnings;

  •
  pretax earnings;

  •
  earnings per share of stock;

  •
  total stockholder return;

  •
  earnings before interest and taxes;

  •
  earnings before interest, taxes, depreciation and/or amortization;

  •
  earnings before interest, taxes, depreciation, and/or amortization as adjusted to exclude any one or more of the following:

  •
  stock-based compensation expense;

  •
  income from discontinued operations;

  •
  gain on cancellation of debt;

  •
  debt extinguishment and related costs;

  •
  restructuring, separation, and/or integration charges and costs;

  •
  reorganization and/or recapitalization charges and costs;

  •
  impairment charges;

  •
  merger-related events;

  •
  gain or loss related to investments;

  •
  sales and use tax settlements; and

  •
  gain on non-monetary transactions;

  •
  revenue growth or targets;

  •
  gross or operating margins;

  •
  return measures, including return on assets, capital or investment;

  •
  cash flow, including:

  •
  operating cash flow;

  •
  free cash flow;

  •
  levered free cash flow;

  •
  cash flow return on equity; and

  •
  cash flow return on investment;

  •
  productivity ratios;

  •
  costs, reductions in costs, and cost control measures;

  •
  expense targets;

  •
  working capital targets;

  •
  completion of acquisitions of businesses or companies;

  •
  development of new lines of business or substantially expanding existing lines of business;

  •
  completion of divestitures and asset sales;

  •
  employee hiring, retention, and diversity;

  •
  employee or customer satisfaction measurements;

  •
  execution of contractual arrangements or satisfaction of contractual requirements or milestones;

  •
  ratio of debt to stockholders' equity;

  •
  new campuses opened;

  •
  regulatory approvals to operate in new states;

  •
  maintenance of regional accreditation;

  •
  compliance with Title IV regulations;

  •
  sound financial, budgeting and operational practices;

  •
  faculty hiring and development;

  •
  curriculum and degree program development;

  •
  student academic performance;

  •
  information systems and technology;

  •
  recruitment of foreign students;

  •
  corporate partnerships and community college relations;

  •
  any combination of any of the foregoing business criteria; and

  •
  any other performance measures that the Committee determines.

        Performance under any of the foregoing performance measures may be used to measure the performance of (i) the Company and its subsidiaries and other affiliates as a whole; (ii) the Company, any subsidiary, and/or any other affiliate or any combination thereof; or (iii) any one or more business units of the Company, any subsidiary, and/or any other affiliate, as the Committee deems appropriate. In addition, performance under any of the performance measures may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee. The Committee may select performance under the performance measure of share price for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee will have the authority to provide for accelerated vesting of any performance-based award based on the achievement of performance goals pursuant to the performance measures. The Committee will establish the performance period, of up to ten (10) years, for performance-based awards. The Committee will have the discretion to adjust awards that are intended to qualify as performance-based compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines. The 2018 Plan identifies some conditions that the Committee may include or exclude in any evaluation or performance during a performance period. Such conditions may include the following:

  •
  asset write-downs;

  •
  litigation or claims, judgments or settlements;

  •
  the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results;

  •
  any reorganization or restructuring events or programs;

  •
  extraordinary, non-core, non-operating or non-recurring items;

  •
  acquisitions or divestitures;

  •
  foreign exchange gains and losses;

  •
  impact of shares of stock purchased through repurchase programs;

  •
  tax valuation allowance reversals;

  •
  impairment expense; and

  •
  environmental expense.

        Clawback; Forfeiture.    Any award granted under the 2018 Plan will be subject to mandatory repayment by the grantee to the Company to the extent the grantee is, or in the future becomes, subject to any Company clawback or recoupment policy or any law, rule or regulation that imposes mandatory recoupment.

        In addition, the Committee may reserve the right in an award agreement to cause a forfeiture of the gain realized by a grantee with respect to an award on account of actions taken by, or failed to be taken by, such grantee in violation or breach of, or in conflict with, any employment agreement, non-competition agreement, agreement prohibiting solicitation of employees or clients of the Company or any affiliate, confidentiality obligation with respect to the Company or any affiliate, Company or affiliate policy or procedure, other agreement or any other obligation of the grantee to the Company or any affiliate, to the extent specified in such award agreement. The Committee may annul an outstanding vested award if the grantee is an employee and is terminated for "Cause" as defined in the 2018 Plan or the applicable award agreement or for "cause" as defined in any other agreement between the Company or any affiliate and the grantee, as applicable.

        Shares Available for Issuance.    Subject to adjustment as provided in the 2018 Plan, the maximum number of shares of stock that will be available for issuance under the 2018 Plan will equal:

  •
  700,000 shares, plus

  •
  137,681 shares representing the number of shares of stock available for future awards under the 2015 Plan as of the Effective Date, plus

  •
  Shares representing the shares of stock subject to outstanding awards under the 2015 Plan as of the Effective Date that thereafter terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares.

        The foregoing number of shares of stock available for issuance under the 2018 Plan will be increased by the number of shares of stock subject to (i) awards previously granted under a compensatory plan by another business entity and assumed by the Company in connection with a merger, reorganization, separation or other transaction which involves the other business entity and to which Section 424(a) of the Code applies, and (ii) awards under the 2018 Plan granted in substitution for such assumed awards. Further, subject to applicable NASDAQ Stock Market listing rules, shares available for issuance under a stockholder-approved plan of a business entity that is a party to one of the foregoing types of transactions (adjusted as necessary to reflect the transaction) may be used for awards under the 2018 Plan and will not reduce the number of shares otherwise available for issuance under the 2018 Plan.

        Shares subject to an award granted under the 2018 Plan will be counted against the maximum number of shares of stock available for issuance under the plan as one share for every one share of stock subject to such an award. Shares subject to an award granted under the 2018 Plan will again become available for issuance under the 2018 Plan if the award terminates by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares (except as set forth below).

        The number of shares available for issuance under the 2018 Plan will not be increased by the number of shares:

  •
  tendered or withheld or subject to an award surrendered in connection with the purchase of shares upon exercise of an option;

  •
  deducted or delivered from payment of an award in connection with the Company's tax withholding obligations;

  •
  purchased by the Company with proceeds from option exercises; or

  •
  subject to a SAR that is settled in shares of stock that were not issued upon the net settlement of the SAR.

        The 2018 Plan contains limitations on the number of shares available for issuance with respect to specified types of awards. During any time when the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act:

  •
  the maximum number of shares of stock subject to options or SARs that may be granted under the 2018 Plan in a calendar year to any person eligible for an award will be 110,000 shares, provided that the maximum number of shares subject to options or SARs that may be granted under the 2018 Plan to any person eligible for an award in the year the person is first employed by the Company is 220,000 shares;

  •
  the maximum number of shares of stock that may be granted under the 2018 Plan, other than pursuant to stock options or SARs, in a calendar year to any person eligible for an award will be 110,000 shares, provided that the maximum number of shares subject to award other than options or SARs that may be granted under the 2018 Plan to any person eligible for an award in the year the person is first employed by the Company is 220,000 shares;

  •
  the maximum amount that may be granted as an annual cash profit share (whether or not cash-settled) to any person eligible for an award will be $5,500,000 in a calendar year and the maximum amount that may be paid as a cash-denominated performance award for a performance period greater than one-year to any person eligible for an award will be $22,000,000 in a calendar year, and

  •
  the maximum grant date fair value of any award that may be granted to non-employee directors is $750,000.

        The maximum number of shares of stock available for issuance pursuant to incentive stock options granted under the 2018 Plan will be the same as the number of shares of stock available for issuance under the 2018 Plan.

        The number and kinds of shares for which awards may be made under the 2018 Plan, including the share limits described above, will be adjusted proportionately and accordingly by the Committee if the number of outstanding shares of stock is increased or decreased or the shares of stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of stock effected without receipt of consideration by the Company.

        Shares of stock to be issued under the 2018 Plan will be authorized and unissued shares or, to the extent permitted under applicable laws, treasury shares.

        On September 10, 2018, the closing price of a share of stock as reported on the NASDAQ Stock Market was $135.26 per share.

        Fair Market Value Determination.    Generally, for so long as the shares of stock remain listed on the NASDAQ Stock Market, the fair market value of a share of stock on an award grant date, or on any other date for which fair market value is required to be established under the 2018 Plan, will be the closing price of the shares of stock as reported on the NASDAQ Stock Market on such date. If there is no reported closing price on such date, the fair market value of the shares of stock will be the closing price of the shares of stock on the next preceding date on which any sale of shares of stock will have been reported on the NASDAQ Stock Market.

        If the shares of stock cease to be listed on the NASDAQ Stock Market and are listed on another established national or regional stock exchange or traded on another established securities market, fair market value will generally similarly be determined by reference to the closing price of the shares of stock on the applicable date as reported on such other stock exchange or established securities market.

        If the shares of stock cease to be listed on the NASDAQ Stock Market or another established national or regional stock exchange or traded on another established securities market, the Committee will determine the fair market value of the shares of stock by the reasonable application of a reasonable valuation method, in a manner consistent with Section 409A of the Code.

        Stock options.    An option granted under the 2018 Plan will be exercisable only to the extent that it is vested. Each option will become vested and exercisable at such times and under such conditions as the Committee may approve consistent with the terms of the 2018 Plan. No option may be exercisable more than ten years after the option grant date, or five years after the option grant date in the case of an incentive stock option granted to a Ten Percent Stockholder (as defined in the 2018 Plan). The Committee may include in the option agreement provisions specifying the period during which an option may be exercised following termination of the grantee's service.

        The exercise price per share of each option granted under the 2018 Plan may not be less than 100%, or 110% in the case of an incentive stock option granted to a Ten Percent Stockholder, of the fair market value of a share of stock on the option grant date, except in the case of an option granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an affiliate or with which the Company or an affiliate has combined or will combine.

        The aggregate fair market value of shares of stock determined on the option grant date with respect to which incentive stock options are exercisable for the first time during any calendar year may not exceed $100,000.

        Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), the Company may not, without stockholder approval: (i) amend the terms of outstanding options to reduce the exercise price of such outstanding option; (ii) cancel outstanding options in exchange for or substitution of options with an exercise price that is less than the exercise price of the original options; or (iii) cancel outstanding options with an exercise price above the current fair market value in exchange for cash or other securities, in each case, unless such action would not be deemed to be a re-pricing under the rules of any stock exchange or securities market on which the stock is listed or publicly traded.

        Payment of the exercise price for shares purchased upon the exercise of an option may be made in cash or cash equivalents acceptable to the Company, and in such forms as are approved by the Committee, including shares of stock and net issuance.

        Options will be nontransferable, except for transfers by will or the laws of descent and distribution. The Committee may determine that all or part of a nonqualified stock option may be transferred to certain family members of the grantee by gift or other transfers deemed "not for value."

        Restricted Stock, Stock Units and Deferred Stock Units.    Subject to the provisions of the 2018 Plan, the Committee will determine the terms and conditions of each award of restricted stock, stock units and deferred stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award and the purchase price, if any, for the stock subject to the award. A grantee of restricted stock will have all the rights of a stockholder, including the right to vote the shares and receive dividends, except to the extent limited by the Committee. Grantees of stock units and deferred stock units will have no voting or dividend rights or other rights associated with share ownership, although the Committee may award dividend equivalent rights on such units.

        The Committee may subject dividends and dividend equivalent rights paid on time-vested awards of restricted stock, stock units and deferred stock units to such forfeiture and repayment obligations if the underlying awards are forfeited before they vest. Grantees will be required to forfeit and repay to the Company any dividends and dividend equivalent rights paid if the underlying awards do not vest.

        Restricted stock, stock units, and deferred stock units may vest solely by the passage of time and/or pursuant to achievement of performance goals. The restrictions and the restricted period may differ with respect to each grantee of an award of restricted stock, stock units or deferred stock units. An award will be subject to forfeiture if events specified by the Committee occur before the lapse of the restrictions. Awards of restricted stock, stock units, and deferred stock units will be nontransferable during the restricted period or before satisfaction of any other restrictions applicable to the awards.

        Dividend Equivalent Rights.    The Committee will be authorized to grant rights to dividend equivalents to a grantee in connection with an award under the 2018 Plan, or without regard to any other award, except that no dividend equivalent right may be granted in connection with, or related to an option or SAR. Dividend equivalent rights will entitle the grantee to receive cash, shares of stock, other awards or other property equal in value to dividends or other period payments paid or made with respect to a specified number of shares of stock. The terms and conditions of awards of dividend equivalent rights will be specified in the applicable award agreement.

        Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of stock, which may thereafter accrue additional dividend equivalent rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment will be at the fair market value of the shares of stock on the reinvestment date. Dividend equivalent rights may be settled in cash or shares of stock or a combination thereof, in a single installment or in multiple installments, as determined by the Committee.

        A dividend equivalent right granted as a component of another award may provide that the dividend equivalent right will be settled upon exercise, settlement, or payment of, or lapse of restrictions on, the other award, and that the dividend equivalent right will expire or be forfeited or annulled under the same conditions as the other award. A dividend equivalent right granted as a component of another award also may contain terms and conditions that are different from the terms and conditions of the other award, except that dividend equivalent rights credited pursuant to a dividend equivalent right granted as a component of another award that vests or is earned based upon the achievement of performance goals may not vest unless the performance goals for the underlying award are achieved and the underlying award vests.

        Dividend equivalents will be nontransferable except for transfers by will or the laws of descent and distribution.

  Performance Shares, Annual Cash Profit Shares, and Other Performance-Based Awards.

        The Committee may award performance shares, annual cash profit shares, and other performance-based awards in such amounts and upon such terms as the Committee may determine. Each grant of a performance-based award will have an initial cash value or an actual or target number of shares of stock that is established by the Committee at the time of grant. The Committee may set performance goals in its discretion that, depending on the extent to which they are met, will determine the value and/or number of performance shares or other performance-based awards that will be paid out to a grantee. The performance goals generally will be based on one or more of the performance measures described above. The Committee will establish the performance periods for performance-based awards.

Performance-based awards may be payable in cash or shares of stock, or a combination thereof, as determined by the Committee.

  Stock Appreciation Rights.

        SARs may be granted in conjunction with all or a part of any option or other award granted under the 2018 Plan, or without regard to any option or other award. The Committee will determine at the SAR grant date or thereafter the time or times at which and the circumstances under which a SAR may be exercised in whole or in part, the time or times at which and the circumstances under which a SAR will cease to be exercisable, the method of exercise, the method of settlement, the form of consideration payable in settlement, the method by which shares will be delivered or deemed delivered to grantees, and any other terms or conditions of any SAR.

        Exercisability of SARs may be subject to future service requirements, to the achievement of one or more of the performance measures described above or to such other terms and conditions as the Committee may impose.

        Upon exercise of a SAR, the holder will be entitled to receive, in the specified form of consideration, the excess of the fair market value of one share of stock on the exercise date over the strike price of the SAR, as determined by the Committee. The strike price of a SAR may not be less than the fair market value of a share of stock on the grant date.

        Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), share split, extraordinary cash dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), the Company may not, without stockholder approval: (i) amend the terms of outstanding SARs to reduce the SAR exercise price of such outstanding SARs; (ii) cancel outstanding SARs in exchange for or substitution of SARs with an exercise price that is less than the exercise price of the original SARs; or (iii) cancel outstanding SARs with an exercise price above the current fair market value in exchange for cash or other securities, in each case, unless such action would not be deemed to be a repricing under the rules of any stock exchange or securities market on which the stock is listed or publicly traded.

        SARs will be nontransferable, except for transfers by will or the laws of descent and distribution. The Committee may determine that all or part of a SAR may be transferred to certain family members of the grantee by gift or other transfers deemed "not for value."

  Effect of Certain Corporate Transactions; Adjustments for Stock Dividends and Similar Events.

        The 2018 Plan contains provisions, which are described below, that provide for adjustments to the terms of some types of outstanding awards upon the occurrence of specified kinds of corporate transactions, including transactions that would be deemed to constitute a Change in Control of the Company within the meaning of the 2018 Plan, as described below, which we refer to as a "Change in Control." The provisions of the 2018 Plan governing such transactions will apply unless a different treatment of the applicable award is specified in the applicable award agreement at the time of grant, in another agreement with the grantee of the award, or in another writing.

        Change in Capitalization.    The Committee may adjust the terms of outstanding awards under the 2018 Plan to preserve the proportionate interests of the holders in such awards on account of any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities, or other property), stock split, extraordinary dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock, or other securities or similar transaction. The adjustments will include proportionate adjustments to (i) the number and kind of shares subject to outstanding awards and (ii) the per share exercise price of outstanding options or SARs. In addition, the Committee may adjust the vesting conditions, including any applicable performance measures associated with outstanding awards, as the Committee deems appropriate to prevent dilution or enlargement of the payments or benefits provided under any award.

        Reorganization not Constituting a Change in Control.    If the Company is the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities that does not constitute a Change in Control, any award will be adjusted to pertain to the securities to which a holder of the number of common stock subject to such award would have been entitled immediately after such transaction, with a corresponding proportionate adjustment to the per share price of options and stock appreciation rights so that the aggregate price per share of each option or SAR thereafter shall be the same as the aggregate price per share of each option or SAR subject to the option or SAR immediately prior to such transaction. Further, in the event of any such transaction, performance-based awards (and the related performance measures if deemed appropriate by the Committee) will be adjusted to apply to the securities that a holder of the number of shares of stock subject to such performance awards would have been entitled to receive following such transaction.

        Change in Control in which Awards are not Assumed.    Except as otherwise provided in an award agreement or in another agreement with the grantee, upon the occurrence of a Change in Control, the following provisions will apply to awards that are not assumed or continued in connection with such Change in Control. Except with respect to performance-based awards granted after a Change in Control, the following will occur: all outstanding awards of restricted stock, stock units, deferred stock units and dividend equivalent rights will be deemed to have vested and all shares of stock and/or cash subject to such award shall be delivered.

        Either of the following two (2) actions shall be taken:

  •
  At least fifteen (15) days prior to the scheduled consummation of such Change in Control, all options and SARs outstanding shall become immediately exercisable and remain exercisable for a period of fifteen (15) days. Any exercise of an Option or SAR during this fifteen (15)-day period shall be conditioned upon the consummation of the Change in Control and shall be effective only immediately before the consummation thereof, and upon consummation of such Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate, with or without consideration (including, without limitation, consideration in accordance with clause (b) below) as determined by the Committee in its sole discretion. The Committee shall send notice of an event that shall result in such a termination to all persons who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

  •
  The Committee may elect, in its sole discretion, to cancel any outstanding award of options, SARs, restricted stock, stock units, deferred stock units, and/or dividend equivalent rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of restricted stock, stock units, deferred stock units, and dividend equivalent rights (for shares of stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of stock pursuant to such Change in Control and, in the case of options or SARs, equal to the product of the number of shares of stock subject to the option or SAR, multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of stock pursuant to such transaction exceeds (II) the option price or SAR Price applicable to such options or SARs.

        The Committee may elect to cancel any outstanding awards of options, SARs, restricted stock, stock units, deferred stock units and/or dividend equivalent rights and require payment or delivery to the holders of such awards an amount in cash or securities having a value (as determined by the

Committee), (i) in the case of restricted stock, stock units, deferred stock units and dividend equivalent rights (for shares of stock subject to such awards), equal to the price per share paid to holders of shares of stock pursuant to the corporate transaction and (ii) in the case of options or SARs, equal to the product of the number of shares of stock subject to such options or SARs multiplied by the amount, if any, by which (a) the price per share paid to holders of shares of stock pursuant to the corporate transaction exceeds (b) the option exercise price or SAR strike price applicable to such awards.

        For performance-based awards (i) if less than half of the performance period has lapsed, the awards will be treated as though target performance has been achieved, (ii) if at least half of the performance period has lapsed, actual performance to date will be determined as of a date reasonably proximal to the date of the consummation of the Change in Control and that level of performance will be treated as achieved immediately prior to the Change in Control, and (iii) if actual performance is not determinable, the awards will be treated as though target performance has been achieved. Awards that arise out of this treatment of performance-based awards in a Change in Control will be settled under the Change in Control provisions above for the applicable award type.

        Other equity-based awards will be governed by the terms of the applicable award agreement.

        Change in Control in which Awards are Assumed.    Except as otherwise provided in an award agreement or in another agreement with the grantee, upon the occurrence of a Change in Control in which outstanding awards of options, SARs, restricted stock, stock units, deferred stock units, dividend equivalent rights or other equity-based awards are assumed or continued, the 2018 Plan and the awards (to the extent the awards are assumed or continued) will continue in the manner and under the terms specified in any writing providing for assumption or continuation of such awards, which may specify the substitution for such awards of new stock options, SARs, restricted stock, deferred stock units, unrestricted stock, dividend equivalent rights, or other equity-based awards relating to the capital stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares subject to the original awards (disregarding any consideration that is not common stock) and exercise prices of options and SARs. In the event a Grantee's Award is assumed, continued or substituted upon the consummation of any Change in Control and his employment is terminated without Cause within six (6) months following the consummation of such Change in Control, the Grantee's Award will be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one (1)-year period immediately following such termination or for such longer period as the Committee shall determine.

        For any awards subject to performance-based vesting conditions, the Committee may modify any existing performance measures for any open performance period to reflect the Change in Control, or the Committee may deem any performance measures for any open performance period achieved at target, maximum, or actual performance (determined in the Committee's discretion), with any awards continued following the Change in Control subject solely to time-based vesting conditions.

        Definition of Change in Control.    The 2018 Plan defines a "Change in Control" to mean:

  (i)
  any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becoming the beneficial owner (as defined in Rule 13d 3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

  (ii)
  during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (i), (iii), or (iv) of this section or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

  (iii)
  a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in subsection (i), above) acquires more than 50% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

  (iv)
  a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company's assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

        Notwithstanding the foregoing, with respect to any award that is characterized as "nonqualified deferred compensation" within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the 2018 Plan for purposes of payment of the award unless such event is also a "change in ownership," a "change in effective control" or a "change in the ownership of a substantial portion of the assets" of the Company within the meaning of Section 409A of the Code.

        Federal Income Tax Consequences.    The following summarizes the federal income tax consequences of awards that may be granted under the 2018 Plan.

        Incentive Stock options.    An optionholder will not realize taxable income upon the grant of an incentive stock option under the 2018 Plan. In addition, an optionholder generally will not realize taxable income upon the exercise of an incentive stock option. An optionholder's alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an optionholder's death or disability, if an option is exercised more than three months after the optionholder's termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to nonqualified stock options, as summarized below.

        If an optionholder sells the shares of stock acquired upon exercise of an incentive stock option, the tax consequences of the disposition will depend upon whether the disposition is "qualifying" or "disqualifying." The disposition of the option shares will be a qualifying disposition if it is made at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the optionholder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the optionholder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.

        Unless an optionholder engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an incentive stock option. If an optionholder engages in a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of compensation income taxable to the optionholder.

        If an optionholder pays the exercise price of an incentive stock option by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment will not apply if the optionholder acquired the shares being tendered pursuant to the exercise of an incentive stock option and has not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares.

        Nonqualified Stock options.    An optionholder will not realize taxable income upon the grant of a nonqualified stock option. When an optionholder exercises the option, however, the difference between the exercise price of the option and the fair market value of the shares subject to the option on the date of exercise will constitute compensation income taxable to the optionholder.

        If an optionholder tenders shares in payment of part or all of the exercise price of a nonqualified stock option, no gain or loss will be recognized with respect to the shares tendered, even if the shares were acquired pursuant to the exercise of an incentive stock option. In such an event, the optionholder will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the shares received will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received upon the exercise of the option will be taxed as ordinary income, just as if the optionholder had paid the exercise price in cash.

        Restricted Stock.    A grantee of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award if the shares of stock are subject to restrictions (that is, the restricted stock are nontransferable and subject to a substantial risk of forfeiture). The grantee, however, may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make a Section 83(b) election, the fair market value of the shares on the date on which the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year in which the restrictions lapse.

        Dividend Equivalents Rights.    Grantees under the 2018 Plan who receive awards of dividend equivalent rights will be required to recognize ordinary income in the amount distributed to the grantee pursuant to the award.

        Stock Units, Deferred Stock Units and Performance-Based Awards.    A distribution of shares of stock or a payment of cash in satisfaction of stock units, deferred stocks units or a performance-based award will be taxable as ordinary income when the distribution or payment is actually or constructively received by the grantee. The amount taxable as ordinary income is the aggregate fair market value of the shares of stock determined as of the date they are received or, in the case of a cash award, the amount of the cash payment.

        Stock appreciation rights.    The grant of SARs will not result in taxable income to the grantee or a deduction to the Company. Upon exercise of a SAR, the grantee will recognize ordinary income in an amount equal to the cash or the fair market value of the shares of stock received by the grantee.

        Unrestricted Stock.    A grantee of unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares.

        Upon the grantee's disposition of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the grantee as a capital gain, and any loss will be reportable as a capital loss Capital gain or loss will be long-term if the grantee has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.

        Tax Withholding.    Payment of the taxes imposed on awards made under the 2018 Plan may be made by withholding from payments otherwise due and owing to the grantee.

        Specified Benefits.    No awards have been granted, and no shares have been issued, under the 2018 Plan. Future grants under the 2018 Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable. In addition, the value of the awards granted under the 2018 Plan will depend on a number of factors, including the fair market value of the Company's common stock on future dates and the exercise decisions (if applicable) made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the 2018 Plan.

        Set forth in the table below is information pertaining to securities authorized for issuance under the Company's equity compensation plans as of December 31, 2017. There are options and restricted stock units but no warrants existing under these plans.

 Equity Compensation Plan Information
as of December 31, 2017

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans previously approved by security holders
2015 Equity Compensation Plan which replaced the 2011 Equity Compensation Plan as amended	50,000	—		259,046
2011 Equity Compensation Plan which replaced the 1996 Stock Option Plan as amended	300,000	$51.95	(1)	—
Equity compensation plans not previously approved by security holders(2)	—	—		—

Total	350,000	$51.95		259,046

(1)
The weighted average exercise price covers the 100,000 stock options and not the 200,000 restricted stock units.

(2)
On August 1, 2018, in connection with the Agreement and Plan of Merger, dated as of October 29, 2017 (the "Merger Agreement"), by and among the Company, Capella Education Company, a Minnesota corporation ("Capella"), and Sarg Sub Inc., a Minnesota corporation and wholly owned subsidiary of the Registrant ("Merger Sub"), Merger Sub merged with and into Capella, with Capella continuing as the surviving entity and a wholly owned subsidiary of the Company (the "Merger"). In connection with the consummation of the transactions contemplated by the Merger Agreement, the Capella Education Company 2014 Equity Incentive Plan and the Capella Education Company 2005 Stock Incentive Plan (collectively, the "Equity Plans") were assumed by the Company at the effective time of the Merger. Under the Equity Plans, up to 1,462,717 shares of the Company's common stock may be issued upon the exercise or settlement of equity awards that were granted prior to the closing of the Merger or pursuant to awards granted after the closing of the Merger to legacy Capella employees under the Capella Education Company 2014 Equity Incentive Plan.

 PROPOSAL 4

Advisory Vote on the Compensation of the Named Executive Officers

        This proposal, commonly known as a "Say on Pay" proposal, allows our stockholders to express their opinions regarding the decisions of the Compensation Committee on the prior year's annual compensation to the named executive officers. Stockholders vote, on an advisory basis, to approve, reject or abstain from the compensation of our named executive officers. This vote does not address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as disclosed in this proxy statement.

        As discussed in the Compensation Discussion and Analysis section of this proxy statement, the objectives of our compensation program are, among other things:

  •
  To ensure compliance with applicable regulatory, legal and ethical business standards,

  •
  To attract and retain highly qualified and productive individuals,

  •
  To reward superior contribution to the long term performance of the Company,

  •
  To encourage officers and directors to think like owners and align their interests accordingly.

        Your advisory vote will serve as an additional tool to guide the Board of Directors and the Compensation Committee in continuing to align the Company's executive compensation with the best interests of the Company and its stockholders.

        The affirmative vote of a majority of votes cast at the Annual Meeting is required for approval of this proposal. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

        RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

        Although the final vote is advisory in nature and therefore is not binding on us, does not affect past executive compensation, and creates no additional fiduciary obligations, the Board and Compensation Committee intend to consider carefully the voting results of this proposal when making future compensation decisions for our named executive officers.

        The Board of Directors believes that our compensation program achieves our objectives outlined above, and therefore recommends a vote "for" this proposal.

 Stockholder Proposals

        The Company currently intends to hold its 2019 Annual Meeting of Stockholders in April 2019.

        Under Rule 14a-8 promulgated under the 1934 Act, for a stockholder's proposal to be considered timely for inclusion in the proxy statement and form of proxy relating to the 2019 Annual Meeting of Stockholders, because the date of the 2019 Annual Meeting of Stockholders is expected to be more than 30 days before the first anniversary of the Company's 2018 Annual Meeting, the Company must receive such proposal within a reasonable time prior to the Company beginning to print and distribute proxy materials for such meeting. Proposals must comply with Rule 14a-8 under the Exchange Act and the Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

        Under the Company's Bylaws, if a stockholder wishes to present a nomination or other item of proper business at the 2019 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in the Company's proxy statement pursuant to SEC rules), because the 2019 Annual Meeting of Stockholders is expected to be advanced by more than 30 days from the date of the 2018 Annual Meeting of Stockholders, the stockholder must give advance written notice by 5:00 p.m., Eastern time, to the Company's Secretary at 2303 Dulles Station Blvd., Herndon, Virginia 20171, not earlier than 120 days before the 2019 Annual Meeting of Stockholders and not later than the later of 90 days before the 2019 Annual Meeting of Stockholders or the tenth day following the day on which public announcement of the date of the 2019 Annual Meeting of Stockholders is first made. Such notice must include all of the information required by the Company's Bylaws.

Householding of Proxy Materials

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are our stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker.

        You may also request an additional proxy statement and annual report by sending a written request to:

Strategic Education, Inc.
Attn: Lizette B. Herraiz
General Counsel & Secretary of the Board
2303 Dulles Station Boulevard
Herndon, Virginia 20171
(703) 561-1600

        Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request "householding" of their communications should contact their brokers.

 Other Matters

        The Company knows of no other matters to be presented for action at the Annual Meeting other than those mentioned above. However, if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying proxy card will vote on such matters in accordance with their best judgment.

 Exhibit A

STRATEGIC EDUCATION, INC.

2018 EQUITY COMPENSATION PLAN

A-i

A-ii

A-iii

 STRATEGIC EDUCATION, INC.

2018 EQUITY COMPENSATION PLAN

        Strategic Education, Inc., a Maryland corporation (the "Company"), sets forth herein the terms of its 2018 Equity Compensation Plan (the "Plan"), as follows:

1.  PURPOSE

        This Plan is intended to (i) provide incentive to eligible persons to stimulate their efforts toward the success of the Company and to operate and manage its business in a manner that will provide for the long-term growth and profitability of the Company and that will benefit the shareholders and other important stakeholders of the Company, including its employees and customers; and (ii) provide a means of recruiting, rewarding and retaining key personnel. To this end, the Plan provides for the grant of Options, Stock Appreciation Rights, Restricted Stock, Unrestricted Stock, Stock Units (including Deferred Stock Units), Dividend Equivalent Rights, Other Equity-based Awards, and cash bonus awards. Any of these Awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms of the Plan. Options granted under the Plan may be Non-qualified Stock Options or Incentive Stock Options, as provided herein.

        The Plan is an amendment and restatement of the Prior Plan. Awards granted under the Prior Plan prior to the Amendment Date will be subject to the terms of the Prior Plan and Grant Agreement.

2.  DEFINITIONS

        For purposes of interpreting the Plan and related documents (including Award Agreements), the following capitalized terms shall have the meanings specified below, unless the context clearly indicates otherwise:

        2.1           "Affiliate" means, with respect to the Company, or other entity, that controls, is controlled by, or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting Options or Stock Appreciation Rights, an entity may not be considered an Affiliate of the Company unless the Company holds a Controlling Interest in such entity.

        2.2           "Amendment Date" means the date on which the Plan is approved by the Company's shareholders, the Plan having been approved by the Board on September 4, 2018.

        2.3           "Annual Cash Profit Share" means an Award, denominated in cash, made subject to attainment of performance goals (as described in Section 14) over a Performance Period of up to one (1) year (the Company's fiscal year, unless otherwise specified by the Board or the Committee).

        2.4           "Applicable Laws" means the legal requirements relating to the Plan and the Awards under (i) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Company or its Affiliates, (ii) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders, and the rules of any applicable stock exchange or national market system, of any jurisdiction applicable to Awards granted to residents therein, and (iii) the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

        2.5           "Award" means a grant under the Plan of an Option, Stock Appreciation Right, Restricted Stock, Deferred Stock Unit, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Award, Annual Cash Profit Share, Other Equity-Based Award, or cash.

        2.6           "Award Agreement" means the written agreement, in such written, electronic, or other form as determined by the Committee, between the Company and a Grantee that evidences and sets forth the terms and conditions of an Award.

        2.7           "Board" means the Board of Directors of the Company.

        2.8           "Cause" means, with respect to any Grantee, as determined by the Committee and unless otherwise provided in an applicable agreement between such Grantee and the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of, or pleading guilty or nolo contendere to, a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

        2.9           "Change in Control" Unless otherwise determined by the Committee in the applicable Award Agreement or other written agreement with a Grantee approved by the Committee, a "Change in Control" shall be deemed to occur if:

            (i)  any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

           (ii)  during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (i), (iii), or (iv) of this Section 2.9 or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

          (iii)  a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in Section 2.9(i)) acquires more than 50% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

          (iv)  a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company's assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

        Notwithstanding the foregoing, with respect to any Award that is characterized as "nonqualified deferred compensation" within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a "change in ownership," a "change in effective control" or a "change in the ownership of a substantial portion of the assets" of the Company within the meaning of Section 409A of the Code.

        2.10         "Code" means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Sections shall be deemed to include, as applicable, regulations and guidance promulgated under such Code Section.

        2.11         "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1 (or, if no Committee has been so designated, the Board itself).

        2.12         "Company" means Strategic Education, Inc., a Maryland corporation, and any successor thereto.

        2.13         "Controlling Interest" shall have the meaning set forth in Treasury Regulation Section 1.414(c)-2(b)(2)(i); provided that (i) except as specified in clause (ii) below, an interest of "at least 50 percent" shall be used instead of an interest of "at least 80 percent" in each case where "at least 80 percent" appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (ii) where a grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of "at least 20 percent" shall be used instead of an interest of "at least 80 percent" in each case where "at least 80 percent" appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

        2.14         "Deferred Stock Unit" means a Stock Unit, the terms of which provide for delivery of the underlying shares of Stock, cash, or a combination thereof subsequent to the date of vesting, at a time or times consistent with the requirements of Code Section 409A.

        2.15         "Determination Date" means the Grant Date or such other date as of which the Fair Market Value of a share of Stock is required to be established for purposes of the Plan.

        2.16         "Disability" means the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

        2.17         "Dividend Equivalent Right" means a right, granted to a Grantee pursuant to Section 13, entitling the Grantee thereof to receive, or to receive credits for the future payments of, cash, Stock, other Awards, or other property equal in value to dividend payments or distributions, or other periodic payments, declared or paid with respect to a number of shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) as if such shares of Stock had been issued to and held by the Grantee as of the record date.

        2.18         "Employee" means, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

        2.19         "Exchange Act" means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.

        2.20         "Fair Market Value" means the fair market value of a share of Stock for purposes of the Plan, which shall be, as of any Determination Date:

            (i)  If on such Determination Date the shares of Stock are listed on a Stock Exchange or are publicly traded on another Securities Market, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as reported on such Stock Exchange or such Securities

  Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock on the last preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

           (ii)  If on such Determination Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of a share of Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

        Notwithstanding this Section 2.21 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, the Fair Market Value will be determined by the Committee in good faith using any reasonable method as it deems appropriate, to be applied consistently with respect to Grantees; provided, further, that the Committee shall determine the Fair Market Value of shares of Stock for tax withholding obligations due in connection with sales, by or on behalf of a Grantee, of such shares of Stock subject to an Award to pay the Option Price, SAR Price, and/or any tax withholding obligation on the same date on which such shares may first be sold pursuant to the terms of the applicable Award Agreement (including broker-assisted cashless exercises of Options and Stock Appreciation Rights and sell-to-cover transactions) in any manner consistent with applicable provisions of the Code, including, without limitation, using the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date) as the Fair Market Value of such shares, so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.

        2.21         "Family Member" means, with respect to a Grantee as of any date of determination, (i) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee; (ii) any person sharing such Grantee's household (other than a tenant or employee); (iii) a trust in which any one or more of the persons specified in clauses (i) and (ii) of this Section 2.22 (and such Grantee) own more than fifty percent (50%) of the beneficial interest; (iv) a foundation in which any one or more of the persons specified in clauses (i) and (ii) of this Section 2.22 (and such Grantee) control the management of assets; and (v) any other entity in which one or more of these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

        2.22         "Grant Date" means, as determined by the Committee, the latest to occur of (i) the date as of which the Committee approves the Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other subsequent date specified by the Committee in the corporate action approving the Award.

        2.23         "Grantee" means a person who receives or holds an Award under the Plan.

        2.24         "Incentive Stock Option" means an "incentive stock option" within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

        2.25         "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Exchange Act.

        2.26         "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

        2.27         "Officer" shall have the meaning set forth in Rule 16a-1(f) under the Exchange Act.

        2.28         "Option" means an option to purchase one or more shares of Stock at a specified Option Price awarded to a Grantee pursuant to Section 8.

        2.29         "Option Price" means the per share exercise price for shares of Stock subject to an Option.

        2.30         "Other Equity-Based Award" means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, Stock Appreciation Right, Restricted Stock, Deferred Stock Unit, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Award, or Annual Cash Profit Share.

        2.31         "Outside Director" shall have the meaning set forth in Code Section 162(m).

        2.32         "Performance Award" means an Award made subject to the attainment of performance goals (as described in Section 14) over a Performance Period specified by the Committee.

        2.33         "Performance Measures" means measures as described in Section 14 on which the performance goal or goals under Performance Awards are based.

        2.34         "Performance Period" means the period of time, of up to ten (10) years, during or over which the performance goals under Performance Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance Award.

        2.35         "Plan" means this Strategic Education, Inc. 2018 Equity Compensation Plan, as amended from time to time.

        2.36         "Prior Plan" means the Strayer Education, Inc. 2015 Equity Compensation Plan, as amended.

        2.37         "Purchase Price" means the purchase price for each share of Stock pursuant to a grant of Restricted Stock, Stock Units, or Unrestricted Stock.

        2.38         "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act, or any successor provision.

        2.39         "Restricted Period" shall have the meaning set forth in Section 10.2.

        2.40         "Restricted Stock" means shares of Stock awarded to a Grantee pursuant to Section 10.

        2.41         "SAR Price" means the per share exercise price of a SAR.

        2.42         "Securities Act" means the Securities Act of 1933, as amended, as now in effect or as hereafter amended, and any successor thereto.

        2.43         "Securities Market" means an established national or regional securities market.

        2.44         "Separation from Service" shall have the meaning set forth in Code Section 409A.

        2.45         "Service" means service of a Grantee as a Service Provider to the Company or any Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee's change in position or duties with the Company or any Affiliate shall not result in interrupted or terminated Service, so long as the Grantee continues to be a Service Provider to the Company or any Affiliate. If the Service Provider's employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or its remaining Affiliates. Any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding and conclusive.

        2.46 "Service Provider" means (i) an employee, officer, or director of the Company or an Affiliate, or (ii) a consultant or adviser to the Company or an Affiliate (1) who is a natural person, (2) who is currently providing bona fide services to the Company or an Affiliate, and (3) whose services are not in connection with the Company's sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's Stock.

        2.47 "Service Recipient Stock" shall have the meaning set forth in Code Section 409A.

        2.48 "Share Limit" shall have the meaning set forth in Section 4.1.

        2.49 "Short-Term Deferral Period" shall have the meaning set forth in Code Section 409A.

        2.50 "Stock" means the common stock, par value $0.01 per share, of the Company, or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 17.1.

        2.51 "Stock Appreciation Right" or "SAR" means a right granted to a Grantee pursuant to Section 9.

        2.52 "Stock Exchange" means the New York Stock Exchange, the NASDAQ Stock Market, or another established national or regional stock exchange.

        2.53 "Stock Unit" means a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee pursuant to Section 10 that may be settled, subject to the terms and conditions of the applicable Award Agreement, in shares of Stock, cash, or a combination thereof.

        2.54 "Subsidiary" means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (i) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America and (ii) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of Service Recipient Stock under Code Section 409A.

        2.55 "Substitute Award" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan of the Company, an Affiliate, or other business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

        2.56 "Ten Percent Shareholder" means a natural person who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, the Company's parent (if any), or any of the Company's Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

        2.57 "Unrestricted Stock" means Stock that is free of any restrictions granted pursuant to Section 11.

3.     ADMINISTRATION OF THE PLAN

        3.1   Committee.

          3.1.1.  Powers and Authorities.

        The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and to make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement. All such actions and determinations shall be made by (i) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (ii) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Company's certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding, and conclusive on all persons, whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.

        In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1.1 if the Board has delegated the power and authority to do so to such Committee.

          3.1.2.  Composition of the Committee.

        The Committee shall be a committee composed of not fewer than two (2) directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be (i) a Non-Employee Director and (ii) an independent director in accordance with the rules of any Stock Exchange on which the Stock is listed; provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements. Notwithstanding the foregoing, for purposes of any Award granted under the Prior Plan that is intended to constitute "qualified performance-based compensation" under Section 162(m) of the Code, each member of the Committee shall also be an Outside Director for purposes of certifying the extent to which any applicable performance-based vesting conditions are achieved.

          3.1.3.  Other Committees.

        The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which (i) may administer the Plan with respect to Grantees who are not Officers or directors of the Company, (ii) may grant Awards under the Plan to such Grantees, and (iii) may determine all terms of such Awards, in each case, subject, if applicable, to the requirements of Rule 16b-3 under the Exchange Act and the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

          3.1.4.  Delegation by Committee.

        To the extent permitted by Applicable Laws, the Committee may, by resolution, delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee; provided that the Committee may not delegate its authority hereunder (i) to make Awards to directors of the Company, (ii) to make Awards to employees who are (1) Officers or (2) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (iii) to interpret the Plan, any Award, or any Award Agreement. Any delegation hereunder will be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan will be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 will serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee's delegation of authority will have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the "Committee" will, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.

        3.2   Board.

        The Board, from time to time, may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company's certificate of incorporation and bylaws and Applicable Laws.

        3.3   Terms of Awards; Minimum Vesting Conditions.

        Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(i)
designate Grantees;

(ii)
determine the type or types of Awards to be made to a Grantee;

(iii)
determine the number of shares of Stock to be subject to an Award or to which an Award relates;

(iv)
establish the terms and conditions of each Award (including the Option Price, SAR Price, and Purchase Price; the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto; the treatment of an Award in the event of a Change in Control (subject to applicable agreements); and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options); provided, that no Award granted to any Grantee who is not a Non-Employee Director shall vest in full prior to the third (3rd) anniversary of the Grant Date or shall vest in part prior to the first (1st) anniversary of the grant date, unless the Committee determines to accelerate vesting upon the occurrence of a specific event, such as a termination of a Grantee's employment or Change in Control or other corporate transaction; provided, that (a) up to five percent (5%) of the maximum number of shares of Stock available for issuance to any Grantee who is not a Non-Employee Director under the Plan may be granted pursuant to the Plan without being subject to the foregoing restrictions, and (b) any dividends or Dividend Equivalent Rights issued in connection with any Award granted at any time under the Plan shall not be subject to or counted for either such restrictions or such five percent (5%) share issuance limit. The foregoing five percent (5%) share issuance limit shall be subject to adjustment consistent with the adjustment provisions of Section 17.2 and the share usage rules of Section 4.3.

(v)
prescribe the form of each Award Agreement evidencing an Award;

(vi)
subject to the limitation on repricing in Section 3.5, amend, modify, or supplement the terms of any outstanding Award, which authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom; provided that, notwithstanding the foregoing, no amendment, modification, or supplement of the terms of any outstanding Award shall, without the consent of the Grantee, impair the Grantee's rights under such Award; and

(vii)
make Substitute Awards.

        3.4   Forfeiture; Recoupment.

        The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (i) employment agreement, (ii) non-competition agreement, (iii) agreement prohibiting solicitation of employees or clients of the Company or an Affiliate, (iv) confidentiality obligation with respect to the Company or an Affiliate, (v) Company or Affiliate policy or procedure, (vi) other agreement, or (vii) other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. Furthermore, if the Grantee of an outstanding Award is an employee of the Company or an Affiliate thereof and such Grantee's Service is terminated for Cause, the Committee may annul such Grantee's outstanding Award as of the date of the Grantee's termination of Service for Cause.

        Any Award granted pursuant to the Plan is subject to mandatory repayment by the Grantee to the Company (x) to the extent set forth in the Plan or an Award Agreement or (y) to the extent the Grantee is, or in the future becomes, subject to (1) any Company or Affiliate "clawback" or recoupment policy that is adopted to comply with the requirements of any Applicable Laws or (2) any Applicable Laws which impose mandatory recoupment, under circumstances set forth in such Applicable Laws.

        Furthermore, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under Applicable Laws, the natural persons subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 and any Grantee who knowingly engaged in the misconduct, was grossly negligent in engaging in the misconduct, knowingly failed to prevent the misconduct, or was grossly negligent in failing to prevent the misconduct, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12)-month period following the first public issuance or filing (whichever first occurred) with the United States Securities and Exchange Commission of the financial document that contained such material noncompliance.

        Notwithstanding any other provision of this Plan or any provision of any Award Agreement, if the Company is required to prepare an accounting restatement, then a Grantee shall forfeit any cash or Stock received in connection with an Award (or an amount equal to the Fair Market Value of such Stock on the date of delivery if the Grantee no longer holds the shares of Stock) if, pursuant to the terms of the Award Agreement for such Award, the amount of the Award earned or the vesting in the Award was explicitly based on the achievement of pre-established performance goals set forth in the Award Agreement (including earnings, gains, or other criteria) that are later determined, as a result of the accounting restatement, not to have been achieved.

        3.5   No Repricing.

        Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities, or other property), stock split, extraordinary dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock, or other securities or similar transaction), the Company may not, in each case, unless such action would not be deemed to be a repricing under the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded, without obtaining shareholder approval: (i) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Price, as applicable, of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Price, as applicable, that is less than the Option Price or SAR Price, as applicable, of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an Option Price or SAR Price, as applicable, above the current Fair Market Value in exchange for cash or other securities.

        3.6   Deferral Arrangement.

        The Committee may permit or require the deferral of any payment pursuant to an Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Deferred Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV); provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs.

        3.7   No Liability.

        No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Award Agreement. Notwithstanding any provision of the Plan to the contrary, neither the Company, an Affiliate, the Board, the Committee, nor any person acting on behalf of the Company, an Affiliate, the Board, or the Committee will be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award; provided that this Section 3.7 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or an Affiliate.

        3.8   Stock Issuance/Book-Entry.

        Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including, without limitation, book-entry or direct registration or the issuance of one or more share certificates.

4.     STOCK SUBJECT TO THE PLAN

        4.1   Number of Shares of Stock Reserved for Awards.

        Subject to adjustment as provided in Section 4.2 and Section 17, the number of shares of Stock reserved for issuance under the Plan will be equal to the sum of (i) seven hundred thousand (700,000) shares of Stock, plus (ii) the number of shares of Stock available for future awards under the Prior Plan as of the Amendment Date, plus (iii) the number of shares of Stock related to awards outstanding under the Prior Plan as of the Amendment Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares of Stock (the "Share Limit"). Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock reserved for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options. Shares of Stock to be issued under the Plan shall be authorized but unissued shares or, to the extent permitted by Applicable Laws, issued shares that have been reacquired by the Company.

        4.2   Adjustments in Authorized Shares of Stock.

        In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan of another business entity that is a party to such transaction and/or to grant Substitute Awards under the Plan for such awards. The Share Limit pursuant to Section 4.1 shall be increased by the number of shares of Stock subject to any such assumed awards and Substitute Awards. Shares available for issuance under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect the transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock available for issuance under the Plan, subject to applicable requirements of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

        4.3   Share Usage.

        Shares of Stock covered by an Award shall be counted as used as of the Grant Date for purposes of calculating the number of shares of Stock available for issuance under Section 4.1. Any shares of Stock that are subject to Awards shall be counted against the Share Limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to an Award. With respect to SARs, the number of shares of Stock subject to an award of SARs will be counted against the Share Limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle the SAR upon exercise. The target number of shares issuable under a Performance Award shall be counted against the Share Limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance Award to the extent different from such target number of shares.

        If any shares of Stock covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any shares of Stock subject thereto or is settled in cash in lieu of shares of Stock, then the number of shares of Stock counted against the Share Limit with respect to such Award shall, to the extent of any such forfeiture, termination, expiration, or settlement, again be available for making Awards under the Plan in the same amount as such shares of Stock were counted against the Share Limit set forth in Section 4.1. The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered, withheld, or subject to an Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option, (ii) deducted or delivered from payment of an Award payment in connection with the Company's tax withholding obligations as described in Section 18.3, (iii) purchased by the Company with proceeds from Option exercises, or (iv) not issued upon the net settlement or net exercise of a Stock-settled SAR.

5.     TERM; AMENDMENT, SUSPENSION, AND TERMINATION

        5.1   Term.

        The Plan, as amended and restated, shall become effective as of the Amendment Date. Following the Amendment Date, no awards shall be made under the Prior Plan. Notwithstanding the foregoing, shares of Stock reserved under the Prior Plan to settle awards, including performance-based awards, which are made under the Prior Plan prior to the Amendment Date may be issued and delivered following the Amendment Date to settle such awards. The Plan shall terminate on the first to occur of (i) the tenth (10th) anniversary of the Amendment Date, (ii) the date determined in accordance with Section 5.2, and (iii) the date determined in accordance with Section 17.3; provided, however, that Incentive Stock Options may not be granted under the Plan after the tenth (10th) anniversary of the date of the Board's adoption of the Plan. Upon such termination of the Plan, all outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).

        5.2   Amendment, Suspension, and Termination of the Plan.

        The Board may, at any time and from time to time, amend, suspend, or terminate the Plan; provided that, with respect to Awards theretofore granted under the Plan, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair the rights or obligations under any such Award. An amendment shall be contingent on approval of the Company's shareholders to the extent stated by the Board or required by Applicable Laws (including applicable Stock Exchange listing requirements); provided that no amendment will be made to the no-repricing provisions of Section 3.5 or the option pricing provisions of Section 8.1 without the approval of the Company's shareholders.

6.     AWARD ELIGIBILITY AND LIMITATIONS

        6.1   Service Providers and Other Persons.

        Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider, as the Committee shall determine and designate from time to time, and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

        6.2   Limitation on Shares of Stock Subject to Awards and Cash Awards.

        During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act:

(i)
the maximum number of shares of Stock subject to Options or SARs that may be granted under the Plan in a calendar year to any person eligible for an Award under Section 6 is one hundred-ten thousand (110,000); provided, however, that the maximum number of shares of Stock subject to Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6 in the year the person is first employed by the Company is two hundred-twenty thousand (220,000); and

(ii)
the maximum number of shares of Stock that may be granted under the Plan, other than pursuant to Options or SARs, in a calendar year to any person eligible for an Award under Section 6 is one hundred-ten thousand (110,000) shares; provided, however, that the maximum number of shares of Stock subject to Awards other than Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6 in the year that the person is first employed by the Company is two hundred-twenty thousand (220,000).

(iii)
the maximum amount that may be granted as an Annual Cash Profit Share (whether or not cash-settled) in a calendar year to any person eligible for an Award under Section 6 shall be five million five hundred thousand dollars ($5,500,000), and the maximum amount that may be paid as a cash-denominated Performance Award (whether or not cash-settled) in respect of a Performance Period greater than one year by any person eligible for an Award under Section 6 shall be twenty two million dollars ($22,000,000).

(iv)
the maximum grant date fair value of any Award that may be granted under the Plan pursuant to any Award in a calendar year to any Non-Employee Directors shall be $750,000.

        6.3   Stand-Alone, Additional, Tandem and Substitute Awards.

        Subject to Section 3.4, Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (i) any other Award, (ii) any award granted under another plan of the Company, any Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (iii) any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, exchange, or Substitute Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such exchange or Substitute Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1 but subject to Section 3.5, the Option Price of an Option or the SAR Price of an SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided, that the Option Price or SAR Price is determined in accordance with the principles of Code Section 424 and the regulations thereunder for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7.     AWARD AGREEMENT

        Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Award Agreements utilized from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options. In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.

8.     TERMS AND CONDITIONS OF OPTIONS

        8.1   Option Price.

        The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

        8.2   Vesting and Exercisability.

        Subject to Sections 8.3 and 17.3, each Option granted under the Plan shall become vested and/or exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee, or otherwise in writing; provided that no Option shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

        8.3   Term.

        Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the tenth (10th) anniversary of the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the fifth (5th) anniversary of the Grant Date of such Option, and provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of a period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine. If on the day preceding the date on which a Grantee's Options would otherwise terminate, the Fair Market Value of shares of stock underlying a Grantee's Options is greater than the Option Price of such Options, the Company shall, prior to the termination of such Options and without any action being taken on the part of the Grantee, consider such Options to have been exercised by the Grantee. The Company shall deduct from the shares of Stock deliverable to the Grantee upon such exercise the number of shares of Stock necessary to satisfy payment of the Option Price and all withholding obligations.

        8.4   Termination of Service.

        Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise the Option following termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

        8.5   Limitations on Exercise of Option.

        Notwithstanding any provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 17, which results in termination of the Option.

        8.6   Method of Exercise.

        Subject to the terms of Section 12 and Section 18.3, an Option that is exercisable may be exercised by the Grantee's delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company's principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which the Option is being exercised, plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

        8.7   Rights of Holders of Options.

        Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option or to direct the voting of the shares of Stock subject to such Option) until the shares of Stock subject thereby are fully paid and issued to such Grantee or other person. Except as provided in Section 17, no adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date of issuance of such shares of Stock.

        8.8   Delivery of Stock.

        Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive evidence of such Grantee's ownership of the shares of Stock subject to the Option as shall be consistent with Section 3.8.

        8.9   Transferability of Options.

        Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only the Grantee (or, in the event of such Grantee's legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

        8.10 Family Transfers.

        If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and shares of Stock acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

        8.11 Limitations on Incentive Stock Options.

        An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any corporate Subsidiary; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000). Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

        8.12 Notice of Disqualifying Disposition.

        If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition immediately but in no event later than ten (10) days thereafter.

9.     TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

        9.1   Right to Payment and Grant Price.

        A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one (1) share of Stock on the date of exercise over (ii) the SAR Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or part of any other Award, or without regard to any Option or other Award; provided, that a SAR that is granted in tandem with all or part of an Option will have the same term, and expire at the same time, as the related Option; provided, further, that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.

        9.2   Other Terms.

        The Committee shall determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements); the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions; the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award; and any other terms and conditions of any SAR; provided, that no SARs shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.

        9.3   Term.

        Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, on the tenth (10th) anniversary of the Grant Date of such SAR, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR. If on the day preceding the date on which a Grantee's SAR would otherwise terminate, the Fair Market Value of shares of stock underlying a Grantee's SAR is greater than the SAR Price, the Company shall, prior to the termination of such SAR and without any action being taken on the part of the Grantee, consider such SAR to have been exercised by the Grantee.

        9.4   Rights of Holders of SARs.

        Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising a SAR shall have none of the rights of a shareholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such SAR or to direct the voting of the shares of Stock subject to such SAR) until, if applicable, the shares of Stock subject thereby are fully paid and issued to such Grantee or other person. Except as provided in Section 17, no adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date of issuance of such shares of Stock, if applicable.

        9.5   Transferability of SARs.

        Except as provided in Section 9.6, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee's legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise such SAR. Except as provided in Section 9.6, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

        9.6   Family Transfers.

        If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.6, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.6, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and shares of Stock acquired pursuant to a SAR, if any, shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.6 or by will or the laws of descent and distribution.

10.   TERMS AND CONDITIONS OF RESTRICTED STOCK, STOCK UNITS, AND DEFERRED STOCK UNITS

        10.1 Grant of Restricted Stock, Stock Units, or Deferred Stock Units.

        Awards of Restricted Stock, Stock Units, and Deferred Stock Units may be made for consideration, such as a Purchase Price, or no consideration, other than par value of the shares of Stock, which may be deemed paid by past or future Services to the Company or an Affiliate.

        10.2 Restrictions.

        At the time a grant of Restricted Stock, Stock Units, or Deferred Stock Units is made, the Committee may, in its sole discretion, (a) establish a Restricted Period applicable to such Restricted Stock, Stock Units, or Deferred Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock, Stock Units, or Deferred Stock Units as provided in Section 14.

        10.3 Registration; Restricted Stock Certificates.

        Subject to Section 3.8 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (i) the Secretary of the Company shall hold such certificates for such Grantee's benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (ii) such certificates shall be delivered to such Grantee, provided that such certificates shall bear legends that comply with Applicable Laws and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement. Pursuant to Section 3.8, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration will contain an appropriate legend or restriction similar to the foregoing to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement.

        10.4 Rights of Holders of Restricted Stock.

        Unless the Committee provides otherwise in an Award Agreement and subject to the restrictions set forth in the Plan, any applicable Company program, and the applicable Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividend payments or distributions declared or paid with respect to such shares of Restricted Stock. The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock that (i) any cash dividend payments or distributions paid on Restricted Stock may be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock or (ii) any dividend payments or distributions declared or paid on shares of Restricted Stock shall only be made or paid upon satisfaction of the vesting conditions and restrictions applicable to such shares of Restricted Stock. Dividend payments or distributions declared or paid on shares of Restricted Stock which vest or are earned based upon the achievement of performance goals shall not vest or be paid unless such performance goals for such shares of Restricted Stock are achieved. Alternatively, dividends may be paid on Restricted Stock which vests based on achievement of performance goals, provided that such dividends shall be subject to repayment in the event the performance goals for the underlying shares of Restricted Stock are not achieved. All stock dividend payments or distributions, if any, received by a Grantee with respect to shares of Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock.

        10.5 Rights of Holders of Stock Units and Deferred Stock Units.

          10.5.1.  Voting and Dividend Rights.

        Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding Stock Units or Deferred Stock Units shall have none of the rights of a shareholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Award or to direct the voting of the shares of Stock subject to such Award) until, if applicable, the shares of Stock subject thereby are fully paid and issued to such Grantee or other person. The Committee may provide in an Award Agreement evidencing a grant of Stock Units or Deferred Stock Units that the holder of such Stock Units or Deferred Stock Units, as applicable, shall be entitled to receive Dividend Equivalent Rights, in accordance with Section 13.

          10.5.2.  Creditor's Rights.

        A holder of Stock Units or Deferred Stock Units shall have no rights other than those of a general, unsecured creditor of the Company. Stock Units and Deferred Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

        10.6 Termination of Service.

        Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after the Award Agreement is issued, but prior to termination of the Grantee's Service, upon the termination of a Grantee's Service, any Restricted Stock, Stock Units, or Deferred Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock, Stock Units, or Deferred Stock Units, the Grantee shall have no further rights with respect to such Award, including, without limitation, any right to vote such Restricted Stock or any right to receive dividends or Dividend Equivalent Rights, as applicable, with respect to such Restricted Stock, Stock Units, or Deferred Stock Units.

        10.7 Purchase of Restricted Stock and Shares of Stock Subject to Stock Units and Deferred Stock Units.

        The Grantee of an Award of Restricted Stock, vested Stock Units, or vested Deferred Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Stock Units or Deferred Stock Units from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock, vested Stock Units, or vested Deferred Stock Units, or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock, Stock Units, or Deferred Stock Units. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Committee, in consideration for past or future Services rendered or to be rendered to the Company or an Affiliate.

        10.8 Delivery of Shares of Stock.

        No later than thirty (30) days following the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, without limitation, any performance goals or delayed delivery period, the restrictions applicable to Restricted Stock and to Stock Units or Deferred Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.8, be issued, free of all such restrictions, to the Grantee thereof or such Grantee's beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee's beneficiary or estate, shall have any further rights with regard to a Stock Unit or Deferred Stock Unit once the shares of Stock represented by such Stock Unit or Deferred Stock Unit have been delivered in accordance with this Section 10.8.

11.  TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

        11.1  Unrestricted Stock.

        The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or such other higher Purchase Price determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Unrestricted Stock under the Plan, subject to the five percent (5%) share issuance limit set forth in Section 3.3. Awards of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past or future Services or other valid consideration, in lieu of or in addition to any cash compensation due to such Grantee.

        11.2  Other Equity-Based Awards.

        The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value, and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards on the Grant Date or thereafter. Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after the Award Agreement is issued, but prior to termination of Grantee's Service, upon the termination of a Grantee's Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee shall have no further rights with respect to such Other Equity-Based Award.

12.  FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

        12.1  General Rule.

        Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the Purchase Price, if any, for Restricted Stock, vested Stock Units, or vested Deferred Stock Units shall be made in cash or in cash equivalents acceptable to the Company.

        12.2  Surrender of Shares of Stock.

        To the extent the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the Purchase Price, if any, for Restricted Stock, vested Stock Units, or vested Deferred Stock Units may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

        12.3  Cashless Exercise.

        To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and/or any withholding taxes described in Section 18.3.

        12.4  Other Forms of Payment.

        To the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the Purchase Price, if any, for Restricted Stock, vested Stock Units, or vested Deferred Stock Units may be made in any other form that is consistent with Applicable Laws, including, without limitation, (i) with respect to Restricted Stock and/or vested Deferred Stock Units only, Service rendered or to be rendered by the Grantee thereof to the Company or an Affiliate and (ii) with the consent of the Company, by withholding the number of shares of Stock that would otherwise vest or be issuable in an amount equal in value to the Option Price or Purchase Price, if any, and/or any withholding taxes described in Section 18.3.

13.  TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

        13.1  Dividend Equivalent Rights.

        A Dividend Equivalent Right may be granted hereunder; provided that no Dividend Equivalent Right may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock or Awards, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash, shares of Stock, or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may (i) provide that such Dividend Equivalent Right shall be settled upon settlement, or payment of, or lapse of restrictions on, such other Award and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award or (ii) contain terms and conditions which are different from the terms and conditions of such other Award; provided, however, that Dividend Equivalent rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vets or is earned based upon the achievement of performance goals shall not vest or be paid unless the performance goals for such underlying Award are achieved.

        13.2  Termination of Service.

        Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights shall automatically terminate upon the Grantee's termination of Service for any reason.

14.  TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL CASH PROFIT SHARES

        14.1  Grant of Performance Awards and Annual Cash Profit Shares.

        Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Awards and/or Annual Cash Profit Shares in such amounts and upon such terms as the Committee shall determine.

        14.2  Value of Performance Awards and Annual Cash Profit Shares.

        Each Performance Award and Annual Cash Profit Share shall have an initial cash value or an actual or target number of shares of Stock that is established by the Committee as of the Grant Date. The Committee shall set performance goals in its discretion, which, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock that will be paid out to the Grantee thereof.

        14.3  Earning of Performance Awards and Annual Cash Profit Shares.

        Subject to the terms of this Plan, after the applicable Performance Period has ended, the Grantee of Performance Awards or Annual Cash Profit Shares shall be entitled to receive a payout of the value earned under such Performance Awards or Annual Cash Profit Shares by such Grantee over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

        14.4  Form and Timing of Payment of Performance Awards and Annual Cash Profit Shares.

        Payment of the value earned under Performance Awards and Annual Cash Profit Shares shall be made, as determined by the Committee, in the form, at the time, and in the manner described in the applicable Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, (i) may pay the value earned under Performance Awards in the form of cash, shares of Stock, other Awards, or in a combination thereof, including shares of Stock and/or other Awards that are subject to any restrictions deemed appropriate by the Committee, and (ii) shall pay the value earned under Performance Awards and Annual Cash Profit Shares at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement, such payment shall occur no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year in which the Performance Period ends.

        14.5  Performance Conditions.

        The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

          14.5.1.  Performance Goals Generally.

        The performance goals for Performance Awards or Annual Cash Profit Shares shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee. The Committee may determine that such Awards shall be granted, exercised, and/or settled upon achievement of any single performance goal or of two (2) or more performance goals. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

          14.5.2.  Settlement of Awards; Other Terms.

        Settlement of such Awards shall be in cash, shares of Stock, other Awards, or a combination thereof, including shares of Stock and/or Awards that are subject to any restrictions deemed appropriate by the Committee, in each case as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance Awards or Annual Cash Profit Shares shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards. In the event payment of a Performance Award is made in the form of another Award subject to Service-based vesting, the Committee shall specify the circumstances in which the payment Award will be paid or forfeited in the event of a termination of Service.

          14.5.3.  Performance Measures.

        The performance goals upon which the payment or vesting of a Performance Award or Annual Cash Profit Share to any Grantee may be conditioned include, but are not limited to, the following Performance Measures, with or without adjustment (including pro forma adjustments):

  (a)
  net earnings or net income;

  (b)
  operating earnings;

  (c)
  pretax earnings;

  (d)
  earnings per share of Stock;

  (e)
  total shareholder return;

  (f)
  earnings before interest and taxes;

  (g)
  earnings before interest, taxes, depreciation and/or amortization;

  (h)
  earnings before interest, taxes, depreciation, and/or amortization as adjusted to exclude any one or more of the following:

      •
      stock-based compensation expense;

      •
      income from discontinued operations;

      •
      gain on cancellation of debt;

      •
      debt extinguishment and related costs;

        •
        restructuring, separation, and/or integration charges and costs;

        •
        reorganization and/or recapitalization charges and costs;

        •
        impairment charges;

        •
        merger-related events;

        •
        gain or loss related to investments;

        •
        sales and use tax settlements; and

        •
        gain on non-monetary transactions;

  (i)
  revenue growth or targets;

  (j)
  gross or operating margins;

  (k)
  return measures, including return on assets, capital or investment;

  (l)
  cash flow, including:

      •
      operating cash flow;

      •
      free cash flow;

      •
      levered free cash flow;

      •
      cash flow return on equity; and

      •
      cash flow return on investment;

  (m)
  productivity ratios;

  (n)
  costs, reductions in costs, and cost control measures;

  (o)
  expense targets;

  (p)
  working capital targets;

  (q)
  completion of acquisitions of businesses or companies;

  (r)
  development of new lines of business or substantially expanding existing lines of business;

  (s)
  completion of divestitures and asset sales;

  (t)
  employee hiring, retention, and diversity;

  (u)
  employee or customer satisfaction measurements;

  (v)
  execution of contractual arrangements or satisfaction of contractual requirements or milestones;

  (w)
  ratio of debt to stockholders' equity;

  (x)
  new campuses opened;

  (y)
  regulatory approvals to operate in new states;

  (z)
  maintenance of regional accreditation;

  (aa)
  compliance with Title IV regulations;

  (bb)
  sound financial, budgeting and operational practices;

  (cc)
  faculty hiring and development;

  (dd)
  curriculum and degree program development;

  (ee)
  student academic performance;

  (ff)
  information systems and technology;

  (gg)
  recruitment of foreign students;

  (hh)
  corporate partnerships and community college relations;

  (ii)
  any combination of any of the foregoing business criteria and any other business condition determined in the discretion of the Committee.

        None of the foregoing, either at all or for particular periods, will be applied or interpreted to provide any commission, bonus, or other incentive payment based directly or indirectly upon success in securing enrollments or financial aid to any person or entity engaged in any student recruiting or admission activities or in making decisions regarding the awarding of funds under Title IV of the Higher Education Act, except as permitted by Applicable Law.

        Performance under any of the foregoing Performance Measures (i) may be used to measure the performance of (x) the Company, its Subsidiaries, and other Affiliates as a whole, (y) the Company, any Subsidiary, any other Affiliate, or any combination thereof, or (z) any one or more business units or operating segments of the Company, any Subsidiary, and/or any other Affiliate, in each case as the Committee, in its sole discretion, deems appropriate and (ii) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate. In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (e) above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee shall also have the authority to provide for accelerated vesting of any Performance Award or Annual Cash Profit Share based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

          14.5.4.  Evaluation of Performance.

        The Committee may provide in any Performance Award or Annual Cash Profit Share that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (i) asset write-downs; (ii) litigation or claims, judgments, or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (iv) any reorganization or restructuring events or programs; (v) extraordinary, non-core, non-operating, or non-recurring items; (vi) acquisitions or divestitures; (vii) foreign exchange gains and losses; (viii) impact of shares of Stock purchased through share repurchase programs; (ix) tax valuation allowance reversals; (x) impairment expense; and (xi) environmental expense.

          14.5.5.  Adjustment of Awards; Committee Discretion.

        The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance Awards, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines. The Committee shall have sole discretion to alter the governing Performance Measures applicable to any Performance Award. Any Award intended to qualify as a Performance Award may provide an objective formula or standard and the method of computing the amount of compensation payable under the Award; provided that the Committee reserves the discretion to increase or decrease the amount of compensation payable under the terms of the Award.

15.  PARACHUTE LIMITATIONS

        If any Grantee is a "disqualified individual," as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), any right of the Grantee to any exercise, vesting, payment or benefit under the Plan shall be reduced or eliminated:

        (a)   to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a "parachute payment" within the meaning of Code Section 280G(b)(2) as then in effect (a "Parachute Payment"); and

        (b)   if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

        The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Deferred Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

16.  REQUIREMENTS OF LAW

        16.1  General.

        The Company shall not be required to offer, sell, or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, if the offer, sale, or issuance of such shares of Stock would constitute a violation by the Grantee, the Company, an Affiliate, or any other person of any provision of the Company's certificate of incorporation or bylaws or of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration, or qualification of any shares of Stock subject to an Award upon any Stock Exchange or Securities Market or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, sale, issuance, or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, sold, or issued to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, unless such listing, registration, or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell, or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination by the Committee in connection with the foregoing shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

        16.2  Rule 16b-3.

        During any time when the Company has any class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that the grant, settlement, and sale of Awards pursuant to the Plan and the grant, exercise, and sale of of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b3 under the Exchange Act. In addition, the Company intends any any transaction by which a Grantee sells Stock issued in respect of the vesting or exercise of any Award granted hereunder for the purpose of settling any withholding tax liability of such Grantee (commonly referred to as a "sell to cover" or "broker-assisted cashless exercise" transaction) that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative with respect to such Awards to the extent permitted by law and deemed advisable by the Board or Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify this Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

17.  EFFECT OF CHANGES IN CAPITALIZATION

        17.1  Changes in Stock.

        If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of share or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Stock effected without receipt of consideration by the Company occurring after the Amendment Date, the number and kinds of shares of capital stock for which grants of Options and other Awards may be made under the Plan, including, without limitation, the Share Limit set forth in Section 4.1 and the individual limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of capital stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as applicable. In addition, the Committee may adjust the terms and conditions of the Awards, including the vesting conditions and any applicable Performance Measures associated with such

Awards, as the Committee deems appropriate to prevent dilution or enlargement of the payments or benefits provided under any Award. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's shareholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee shall, in such manner as the Board or the Committee deems appropriate, adjust (i) the number and kind of shares of capital stock subject to outstanding Awards and/or (ii) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding Stock Appreciation Rights, as applicable, to reflect such distribution.

        17.2  Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

        Subject to Section 17.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Award theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the per share Option Price and SAR Price so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares subject to such Award or received by the Grantee as a result of the reorganization, merger, or consolidation. In the event of a transaction described in this Section 17.2, Performance Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of shares of Stock subject to the Performance Awards would have been entitled to receive immediately following such reorganization, merger, or consolidation.

        17.3  Change in Control in which Awards are not Assumed.

        Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

  (i)
  Immediately prior to the occurrence of such Change in Control, in each case with the exception of any Performance Award, all outstanding shares of Restricted Stock and all Stock Units, Deferred Stock Units, and Dividend Equivalent Rights shall be deemed to have vested, and all shares of Stock and/or cash subject to such Awards shall be delivered; and

  (ii)
  Either of the following two (2) actions shall be taken:

  (a)
  At least fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days. Any exercise of an Option or SAR during this fifteen (15)-day period shall be conditioned upon the consummation of the Change in Control and shall be effective only immediately before the consummation thereof, and upon consummation of such Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate, with or without consideration (including, without limitation, consideration in accordance with clause (b) below) as determined by the Committee in its sole discretion. The Committee shall send notice of an event that shall result in such a termination to all persons who hold Options and SARs not later than the time at which the Company gives notice thereof to its shareholders.

        or

    (b)
    The Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, Stock Units, Deferred Stock Units, and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock, Stock Units, Deferred Stock Units, and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR, multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Price applicable to such Options or SARs (such amount, the "Spread"). For the avoidance of doubt, the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options or SARs for zero consideration if the Spread associated with any such Option or SAR is equal to, or less than, zero.

  (iii)
  For Performance Awards, if less than half of the Performance Period has lapsed, such Awards shall be treated as though target performance has been achieved. If at least half of the Performance Period has lapsed, actual performance to date shall be determined as of a date reasonably proximal to the date of consummation of the Change in Control as determined by the Committee in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Change in Control. For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Performance Awards shall be treated as though target performance has been achieved. After application of this Section 17.3(iii), if any Awards arise from application of this Section 17, such Awards shall be settled under the applicable provision of Section 17.3(i) and (ii).

  (iv)
  Other-Equity Based Awards shall be governed by the terms of the applicable Award Agreement.

        With respect to the Company's establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen (15)-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Board shall send notice of an event that will result in such a termination to all individuals and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its shareholders.

        17.4  Change in Control in which Awards are Assumed.

        Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

        The Plan, Options, SARs, Restricted Stock, Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards theretofore granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Awards theretofore granted, or for the substitution for such Awards for new stock options, stock appreciation rights, restricted stock, deferred stock units, unrestricted stock, dividend equivalent rights, and other equity-based awards relating to the capital stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and stock appreciation rights. For Performance Awards, the Committee may modify any existing Performance Measures for any open Performance Period to reflect the Change in Control, or the Committee may deem any Performance Measures for any open Performance Period achieved at target, maximum, or actual performance (determined in the Committee's discretion), with any such Performance Awards continued following the Change in Control subject solely to time-based vesting conditions. In the event a Grantee's Award is assumed, continued or substituted upon the consummation of any Change in Control and his employment is terminated without Cause within six (6) months following the consummation of such Change in Control, the Grantee's Award will be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one (1)-year period immediately following such termination or for such longer period as the Committee shall determine.

        17.5  Adjustments

        Adjustments under this Section 17 related to shares of Stock or other securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the Award Agreement as of the Grant Date, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2, 17.3 and 17.4. This Section 17 shall not limit the Committee's ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change in control events involving the Company that are not a Change in Control hereunder. In addition, the Committee in its discretion may provide that any escrow, holdback, earnout or similar provisions in the definitive documents relating to any Change in Control or any corporate event that does not constitute a Change in Control hereunder may apply to any payment to the holders of Options or SARs to the same extent and in the same manner as such provisions apply to the holders of Stock. Finally, the Committee in its discretion need not treat Awards or Grantees uniformly and may take action under this Section 17 to treat Awards differently from other Awards and treat Awards held by a Grantee differently from Awards held by any other Grantee.

        17.6  No Limitations on Company.

        The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or to engage in any other transaction or activity.

18.  GENERAL PROVISIONS

        18.1  Disclaimer of Rights.

        No provision in the Plan, any Award, or any Award Agreement shall be construed (i) to confer upon any person the right to remain in the Service of the Company or an Affiliate, (ii) to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any person at any time, or (iii) to terminate any Service or other relationship between any Person and the Company or an Affiliate. In addition, notwithstanding any provision of the plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

        18.2  Nonexclusivity of the Plan.

        Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board or the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board or the Committee in their discretion determines desirable.

        18.3  Withholding Taxes.

        The Company or an Affiliate, as the case may be, shall have the right to automatically, and without any action on the part of the Grantee, deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by Applicable Law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or the issuance of any shares of Stock or cash upon the exercise of, settlement of, or otherwise with respect to, an Award. At the time of such vesting, lapse, exercise, settlement, or other payment, the Grantee shall pay in cash to the Company or such Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided, however, that if there is a same day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day that the same day sale is completed. Unless otherwise specifically set forth in an Award Agreement to the contrary, any Grantee may automatically satisfy such withholding obligations, in whole or in part, (i) by causing the Company or an Affiliate to withhold shares of Stock otherwise issuable to the Grantee, (ii) by delivering to the Company or an Affiliate shares of Stock already owned by the Grantee, or (iii) by selling shares of Stock using a broker-assisted cashless exercise or broker-assisted sell-to-cover transaction and remitting cash proceeds from such Sale sufficient to satisfy such withholding obligations. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligations shall be determined by the Company or an Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligations only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award, or payment of shares of Stock pursuant to such Award, as applicable, cannot exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or an Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such vesting, lapse, exercise, settlement, or other payment.

        18.4  Captions.

        The use of captions in this Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

        18.5  Other Provisions.

        Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

        18.6  Number and Gender.

        With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

        18.7  Severability.

        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

        18.8  Governing Law

        The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

        18.9  Section 409A of the Code.

        The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Code Section 409A. Any payments described in the Plan that are due within the Short-Term Deferral Period will not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding any provision of the Plan to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Grantee's Separation from Service will instead be paid on the first payroll date after the six (6)-month anniversary of the Grantee's Separation from Service (or the Grantee's death, if earlier).

        Notwithstanding the foregoing, neither the Company nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code

Section 409A, and neither the Company or an Affiliate nor the Board or the Committee will have any liability to any Grantee for such tax or penalty.

        18.10  Prohibition on Hedging; Application of Company Clawback Policy

        Except to the extent that the Committee provides otherwise in an applicable written policy as may be in effect from time to time, no Employee, Non-Employee Director, or any of their designees, may engage in any transaction that is designed to hedge or offset any decrease in the market value of the Company's equity securities with regard to any Stock issued under the Plan or any Stock subject to an Award grant under the Plan

        All grants under the Plan are subject to the applicable provisions of the Company's clawback or recoupment policy approved by the Committee, as such policy may be in effect from time to time and to the extent such policy is applicable to any Grantee hereunder.

* * *

        To record adoption of this amended and restated Plan by the Board as of September 4, 2018, and approval of this amended and restated Plan by the shareholders on [Date], the Company has caused its authorized officer to execute the Plan.

STRATEGIC EDUCATION, INC.
By:
	Title:	General Counsel and Secretary

Signature Page to the Strategic Education, Inc. 2018 Equity Compensation Plan

STRATEGIC EDUCATION, INC. REVOCABLE PROXY ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 6, 2018 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder hereby appoints Robert S. Silberman, Lizette B. Herraiz, and Daniel W. Jackson and any of them, attorneys and proxies of the undersigned, with full power of substitution and with authority in each of them to act in the absence of the other, to vote for the undersigned at the Annual Meeting of Stockholders of the Corporation to be held on November 6, 2018 at 8:00 a.m. (ET) at 2303 Dulles Station Blvd., Herndon, Virginia 20171, and at any adjournments thereof, in respect of all shares of the Common Stock of the Corporation which the undersigned may be entitled to vote, on the following matters: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE CORPORATION TO ADDITIONAL EXPENSE. (Continued and to be marked, dated and signed on other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held November 6, 2018. Our 2018 Proxy Statement and our 2017 Annual Report on Form 10-K to Stockholders are available at: http://www.viewproxy.com/strategiceducation/2018

Please mark your votes like this  THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, AND “FOR” PROPOSALS 2, 3, AND 4. 1. Election of Directors FORAGAINST ABSTAIN FOR AGAINST ABSTAIN FORAGAINST ABSTAIN 01 Robert S. Silberman 05 Rita D. Brogley 09 Karl McDonnell 10 Todd A. Milano 06 Dr. John T. Casteen, III 02 J. Kevin Gilligan 03 Robert R. Grusky 11 G. Thomas Waite, III 07 H. James Dallas 08 Nathaniel C. Fick 04 Dr. Charlotte F. Beason 12 J. David Wargo 3. To adopt the 2018 equity compensation plan, which increases the number of shares of common stock issuable under the plan. FORAGAINSTABSTAIN 4. To approve, on an advisory basis, the compensation of the named executive officers. FORAGAINSTABSTAIN 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Corporation’s Independent registered public accounting firm for the fiscal year ending December 31, 2018. FORAGAINSTABSTAIN This section must be completed for your vote to be counted. – Date and Sign Below. Date Signature Signature Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) CONTROL NUMBER Please indicate if you plan to attend this meeting (Joint Owners) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. VIEW MATERIALS & VOTE w PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. INTERNET Vote Your Proxy on the Internet: Go to www.AALvote.com/STRA Have your proxy card available when you access the above website. Follow the prompts to vote your shares. CONTROL NUMBER SCAN TO